UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑21043

Pioneer High Income Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)
Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742‑7825
Date of fiscal year end: March 31
Date of reporting period: March 31, 2025

Form N‑CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

The Registrant revised Form N‑CSR for the period ending March 31, 2025. This update modifies the response in item 12 to reflect the PROXY VOTING POLICIES AND PROCEDURES.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer High Income Fund, Inc.
Annual Report | March 31, 2025

Ticker Symbol: PHT

visit us: www.pioneerinvestments.com

Pioneer High Income Fund, Inc. | Annual | 3/31/251

Portfolio Management Discussion  |  3/31/25
Note to Stockholders: Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital”) serves as the Fund’s investment adviser.  See Note 10 to the Financial Statements for more information.
On May 6, 2025, the Board of Directors of the Fund approved a plan of liquidation of the Fund.  The liquidation pursuant to the plan will be submitted to Fund stockholders for approval at a Special Meeting.  The Board recommends that stockholders of the Fund vote for the liquidation of the Fund at the Special Meeting. The Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission with respect to the proposal to liquidate the Fund. Copies of the Fund’s proxy statement will also be mailed to each stockholder of record of the Fund. Stockholders are advised to read the Fund’s proxy statement when it is available because it will contain important information.
In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Fund, Inc. during the twelve-month period ended March 31, 2025. Mr. Feltus, a Managing Director and Co-Director of High Yield, and a portfolio manager at Victory Capital Management (Victory Capital), is responsible for the daily management of the Fund, along with Matthew Shulkin, a senior vice president and a portfolio manager at at Victory Capital, and Kenneth Monaghan, a Managing Director and Co-Director of High Yield, and a portfolio manager at at Victory Capital.
Q	How did the Fund perform during the twelve-month period ended March 31, 2025?
A	Pioneer High Income Fund, Inc. returned 9.11% at net asset value (NAV) and 9.98% at market price during the twelve-month period ended March 31, 2025. During the same twelve-month period, the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned 7.60% at NAV. The ICE BofA Index is an unmanaged measure of the performance of high-yield securities. Unlike the Fund, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same twelve-month period, the average return at NAV of the 36 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 7.79%, while the same closed end fund Morningstar category’s average return at market price was 12.58%. The shares of the Fund were selling at a 5.49% discount to NAV on March 31,
2Pioneer High Income Fund, Inc. | Annual | 3/31/25

2025. Comparatively, the Fund’s shares were selling at a discount to NAV of 6.24% on March 31, 2024. On March 31, 2025, the standardized 30-day SEC yield of the Fund’s shares was 8.80%*.
Q	Which of the Fund’s investment strategies contributed positively to the Fund’s benchmark-relative performance during the twelve-month period?
A	The Fund carries leveraged exposure to the high yield corporate bond market, which proved additive to benchmark-relative returns during the twelve-month period, driven by the market’s positive performance during the period. Overall, both sector allocation and security selection were positive during the periods. The Fund benefitted from underweight allocations to the retail, capital goods, insurance and utility sectors which underperformed the broader high yield market.
With regard to individual security selection, Abra Global Finance and Aeromexico, two issuers related to air transportation in Latin America, outperformed as a result of bankruptcy resolutions. Abra Global closed on a series of refinancing deals to begin restructuring existing debt.
The Fund’s portfolio is positioned with a bias toward lower quality securities, with an underweight to more interest rate sensitive BB bonds while maintaining an overweight to B rated bonds. We continue to favor investments in insurance-linked securities. Insurance-linked securities are generally uncorrelated to fixed income and equity markets and, therefore, we believe that they offer high-income potential, short duration and the potential to reduce portfolio volatility.
Q	Which investment strategies detracted from the Fund’s benchmark-relative performance results during the twelve-month period ended March 31, 2025?
A	The Fund’s duration is generally managed shorter than the reference benchmark to assist in reducing volatility resulting from a leveraged portfolio. During the period, short duration investments underperformed longer duration investments. We
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
Pioneer High Income Fund, Inc. | Annual | 3/31/253

believe it is still beneficial to maintain leverage within the portfolio, as borrowing continues to enhance the Fund’s income potential.
From a sector allocation perspective, the top detractors from benchmark-relative performance included the Fund’s underweight positions in the media and telecommunications sectors, as well as the Fund’s overweight positions within the basic industry and energy sectors. Within the basic industry sector, Cornerstone Building Brands, a leading manufacturer of external building products, underperformed as a result of the slowdown of housing in the second half of 2024. A meatpacker in Paraguay, Frigorifico Concepcion, underperformed as a result of accounting concerns, and we decided it was prudent for the Fund to exit the position.
Q	Did the Fund’s distributions** to stockholders change during the twelve-month period ended March 31, 2025?
A	The Fund’s monthly distribution rate remained at $0.0550 per share over the course of the twelve-month period.
Q	How did the level of leverage in the Fund change during the twelve-month period ended March 31, 2025?
A	The Fund employs leverage through a credit agreement. As of March 31, 2025, 31.1% of the Fund’s total managed assets were financed by leverage, or borrowed funds, which was the same as the 31.1% of the Fund’s total managed assets financed by leverage at the start of the twelve-month period on April 1, 2024. During the twelve-month period, there was no change to the absolute amount of funds borrowed of $108.5 million. The interest rate on the Fund’s leverage decreased by 99 basis points from April 1, 2024 to March 31, 2025.
Q	Did the Fund have any exposure to derivatives during the twelve month period ended March 31, 2025?
A	Yes, we invested the Fund’s portfolio in forward foreign currency exchange contracts (currency forwards) and other currency related derivatives during the period, which had a slightly negative effect on benchmark-relative performance. These
**	Dividends/Distributions are not guaranteed
4Pioneer High Income Fund, Inc. | Annual | 3/31/25

investments were made in an effort to hedge positions bought in non-dollar securities. In addition, the Fund’s small position in credit default swaps contributed modestly to relative returns.
Q	What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?
A	On a longer-term basis, we have been contemplating the effect that the growth of private credit has had on the public high yield and leveraged loans markets. Private credit has been growing steadily, as institutional investors have been willing to accept the much lower liquidity associated with private credit in exchange for its higher returns and lower volatility with no independent or market driven mark-to-market. Instead, valuations for private credit are provided by private credit managers. To achieve private credit investors’ return expectations, private credit funds, which are already burdened by the product’s higher fees, have targeted investments in higher-spread, higher-risk investments.
As we have noted historically, the high yield bond market has increased in quality over time. Further, multiple private credit firms have seen substantial asset growth and now have the capability of lending over $1 billion to a single borrower, which allows them to compete with public markets for opportunities.
Overall, we believe the below investment grade credit markets have been tiering, with high yield bonds attracting larger and relatively higher credit quality issuers, leveraged loans attracting midsized mid-B issuers suited for collateralized loan obligations (CLOs), and private credit attracting smaller and more aggressively financed issuers. We believe this tiering may help explain high yield’s decreasing dollar-weighted default rate, which leads to our expectation that future high yield returns may be relatively less affected by credit losses. Of course, we expect periods of interest rate and spread volatility to keep high yield returns volatile. Longer-term, we believe the migration of M&A, leveraged buyouts and other higher credit risk financings to the private credit markets will result in average future default rates for the public high yield bond market being below historic long-term averages.
Strategically, with a longer-term view that private credit is financing some of the riskier credits, which means the typical
Pioneer High Income Fund, Inc. | Annual | 3/31/255

high yield issuer is becoming larger and relatively less aggressively financed, we believe high yield spreads with at least 300 basis points over Treasuries will have the ability to generate attractive excess returns over the economic cycle. Tactically, on a shorter-term basis, we question whether high yield spreads will return to levels below 300 basis points where it spent all of the fourth quarter of 2024 and nearly all of the first quarter of 2025 considering the likelihood that the US economy slows on tariff and migration concerns.
We view high yield valuations as “cautious but not panicked,” and consider the economy as likely to slow but as also likely to avoid entering a recession, which we realize is the consensus view. However, we believe the announcement of tariffs by the Trump Administration will further reduce economic growth.
In summary, the high yield team views the potentially continual policy uncertainty as making it unlikely that high yield spreads will approach this winter’s tighter credit spreads. On the other hand, we view the US economy as likely to continue expanding, albeit at a slower pace, and do not see any sectors presenting the risk of an imminent default spike. Therefore, the team views high yield spreads as likely to migrate between 300 and 400 basis points, with spreads in the high 300s being attractive on a long-term basis. If we do enter a recession as a result of tariff wars, we believe that credit spreads will gap wider even considering the improved credit quality of the high yield market.
6Pioneer High Income Fund, Inc. | Annual | 3/31/25

Please refer to the Schedule of Investments on pages 12 - 34 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
The Fund invests in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social, and political conditions, which could increase volatility. These risks are magnified in emerging markets.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Fund will generally rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities.
Pioneer High Income Fund, Inc. | Annual | 3/31/257

Illiquid securities are also more difficult to value and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for stockholders.
The Fund is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to stockholders over time, which is likely to result in a decrease in the market value of the Fund’s shares.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8Pioneer High Income Fund, Inc. | Annual | 3/31/25

Portfolio Summary  |  3/31/25
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	1.45%
2.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	1.21
3.	Hercules LLC, 6.50%, 6/30/29	1.21
4.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	1.12
5.	Liberty Mutual Group, Inc., 10.75% (3 Month Term SOFR + 738 bps), 6/15/58 (144A)	1.07
6.	Kennedy-Wilson, Inc., 5.00%, 3/1/31	1.02
7.	Limak Cimento Sanayi ve Ticaret AS, 9.75%, 7/25/29 (144A)	1.02
8.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1.01
9.	ION Trading Technologies S.a.r.l., 9.50%, 5/30/29 (144A)	0.99
10.	Gol Finance S.A., 14.824% (1 Month Term SOFR + 1,050 bps), 4/29/25 (144A)	0.98
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
Pioneer High Income Fund, Inc. | Annual | 3/31/259

Prices and Distributions  |  3/31/25
Market Value per Share^
	3/31/25	3/31/24
Market Value	$7.74	$7.66
Discount	(5.49)%	(6.24)%
Net Asset Value per Share^
	3/31/25	3/31/24
Net Asset Value	$8.19	$8.17
Distributions per Share: 4/1/24 - 3/31/25
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
4/1/24 – 3/31/25	$0.6600	$—	$—
	3/31/25	3/31/24
30-Day SEC Yield	8.80%	7.32%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published in Barron’s on Saturday, TheWall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.pioneerinvestments.com.
10Pioneer High Income Fund, Inc. | Annual | 3/31/25

Performance Update  |  3/31/25
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Fund, Inc. during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Return (As of March 31, 2025)
Period	Net Asset Value (NAV)	Market Price	ICE BofA U.S. High Yield Index
10 Years	5.95%	4.53%	4.92%
5 Years	12.50	14.07	7.21
1 Year	9.11	9.98	7.60
Value of $10,000 Investment
Call 1-800-710-0935 or visit www.pioneerinvestments.com  for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.
Pioneer High Income Fund, Inc. | Annual | 3/31/2511

Schedule of Investments  |  3/31/25
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 145.5%
	Senior Secured Floating Rate Loan Interests — 3.9% of Net Assets*(a)
	Auto Parts & Equipment — 0.5%
1,368,501	First Brands Group LLC, First Lien 2021 Term Loan, 9.552% ( Term SOFR + 500 bps ), 3/30/27	$ 1,273,561
	Total Auto Parts & Equipment	$1,273,561

	Casino Hotels — 0.6%
1,484,536	Century Casinos, Inc., Term B Facility Loan, 10.414% (Term SOFR + 600 bps), 4/2/29	$ 1,462,268
	Total Casino Hotels	$1,462,268

	Computer Services — 0.2%
379,050	Amentum Holdings, Inc., Initial Term Loan, 6.575% (Term SOFR + 225 bps), 9/29/31	$ 368,448
	Total Computer Services	$368,448

	Cruise Lines — 0.4%
835,800	LC Ahab US Bidco LLC, Initial Term Loan, 7.325% (Term SOFR + 300 bps), 5/1/31	$ 842,069
	Total Cruise Lines	$842,069

	Electric-Generation — 0.3%
671,625	Alpha Generation LLC, Initial Term B Loan, 7.075% (Term SOFR + 275 bps), 9/30/31	$ 672,884
	Total Electric-Generation	$672,884

	Medical-Drugs — 1.9%
2,676,537	Bausch Health Cos, Inc., Second Amendment Term Loan, 9.675% (Term SOFR + 525 bps), 2/1/27	$ 2,629,698
1,655,000(b)	Bausch Health Cos, Inc., Term Loan B, 9/25/30	1,601,212
388,050	Endo Finance Holdings, Inc., 2024 Refinancing Term Loan, 8.325% (Term SOFR + 400 bps), 4/23/31	384,655
	Total Medical-Drugs	$4,615,565

	Total Senior Secured Floating Rate Loan Interests (Cost $9,267,148)	$9,234,795

The accompanying notes are an integral part of these financial statements.
12Pioneer High Income Fund, Inc. | Annual | 3/31/25

Shares		Value
	Common Stocks — 0.5% of Net Assets
	Chemicals — 0.0%†
22	LyondellBasell Industries NV, Class A	$ 1,549
	Total Chemicals	$1,549

	Communications Equipment — 0.0%†
2,630(c)	Digicel International Finance Ltd.	$ 17,095
	Total Communications Equipment	$17,095

	Oil, Gas & Consumable Fuels — 0.0%†
21(c)	Amplify Energy Corp.	$ 79
8,027(c)	Petroquest Energy, Inc.	1,043
	Total Oil, Gas & Consumable Fuels	$1,122

	Passenger Airlines — 0.5%
57,203(c)	Grupo Aeromexico SAB de CV	$ 1,141,385
	Total Passenger Airlines	$1,141,385

	Professional Services — 0.0%
251,944(c)+	Atento S.A.	$ —
	Total Professional Services	$—

	Total Common Stocks (Cost $1,221,121)	$1,161,151

Principal Amount USD ($)
	Asset Backed Securities — 0.5% of Net Assets
1,137,020	Santander Bank Auto Credit-Linked Notes, Series 2023-B, Class F, 12.24%, 12/15/33 (144A)	$ 1,180,861
	Total Asset Backed Securities (Cost $1,137,021)	$1,180,861

	Collateralized Mortgage Obligations—2.4% of Net Assets
710,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.34% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 739,243
430,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class B2, 12.14% (SOFR30A + 780 bps), 11/25/41 (144A)	461,167
450,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class B2, 10.59% (SOFR30A + 625 bps), 9/25/41 (144A)	469,908
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2513

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
610,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class B2, 12.84% (SOFR30A + 850 bps), 2/25/42 (144A)	$ 658,613
1,370,000(a)	Federal Home Loan Mortgage Corp. STACR Trust, Series 2019-DNA3, Class B2, 12.604% (SOFR30A + 826 bps), 7/25/49 (144A)	1,567,075
120,000(a)	Federal National Mortgage Association Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 10.54% (SOFR30A + 620 bps), 11/25/41 (144A)	126,027
1,350,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 14.954% (SOFR30A + 1,061 bps), 2/25/47 (144A)	1,667,250
	Total Collateralized Mortgage Obligations (Cost $5,226,881)	$5,689,283

	Commercial Mortgage-Backed Securities—1.9% of Net Assets
779,835(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	$ 738,012
1,491,457(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 11.367% (SOFR30A + 701 bps), 8/25/29	1,436,036
222,712(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 10.717% (SOFR30A + 636 bps), 1/25/27 (144A)	205,559
317,327(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 13.467% (SOFR30A + 911 bps), 7/25/30 (144A)	303,301
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	1,963,734
	Total Commercial Mortgage-Backed Securities (Cost $4,816,578)	$4,646,642

	Convertible Corporate Bonds — 2.7% of Net Assets
	Banks — 0.0%†
IDR1,422,679,000	PT Bakrie & Brothers Tbk, 12/31/25	$ 5,155
	Total Banks	$5,155

The accompanying notes are an integral part of these financial statements.
14Pioneer High Income Fund, Inc. | Annual | 3/31/25

Principal Amount USD ($)		Value
	Chemicals — 1.7%
4,000,000(e)	Hercules LLC, 6.50%, 6/30/29	$ 4,150,691
	Total Chemicals	$4,150,691

	Commercial Services — 0.4%
1,130,000	Global Payments, Inc., 1.50%, 3/1/31	$ 1,064,460
	Total Commercial Services	$1,064,460

	Entertainment — 0.6%
1,455,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 1,266,577
50,000	Live Nation Entertainment, Inc., 2.875%, 1/15/30 (144A)	51,750
	Total Entertainment	$1,318,327

	Total Convertible Corporate Bonds (Cost $5,778,455)	$6,538,633

	Corporate Bonds — 126.2% of Net Assets
	Advertising — 2.1%
2,090,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 1,726,041
1,470,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	1,275,446
2,010,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	1,914,140
	Total Advertising	$4,915,627

	Aerospace & Defense — 2.6%
2,150,000	Bombardier, Inc., 6.00%, 2/15/28 (144A)	$ 2,121,707
246,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	246,047
2,510,000	Efesto Bidco S.p.A Efesto US LLC, 7.50%, 2/15/32 (144A)	2,447,476
740,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	789,415
592,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	622,359
	Total Aerospace & Defense	$6,227,004

	Airlines — 5.3%
2,726,170(g)	ABRA Global Finance, 14.00% (8.00% PIK or 6.00% Cash), 10/22/29 (144A)	$ 2,598,040
355,000	Delta Air Lines, Inc., 7.375%, 1/15/26	361,190
3,275,773(a)	Gol Finance S.A., 14.824% (1 Month Term SOFR + 1,050 bps), 4/29/25 (144A)	3,374,046
1,180,000	Grupo Aeromexico S.A.B de CV, 8.25%, 11/15/29 (144A)	1,137,638
2,545,000	Grupo Aeromexico S.A.B de CV, 8.625%, 11/15/31 (144A)	2,449,257
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2515

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Airlines — (continued)
330,000	Latam Airlines Group S.A., 13.375%, 10/15/29 (144A)	$ 372,797
621,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27 (144A)	623,677
1,790,000	OneSky Flight LLC, 8.875%, 12/15/29 (144A)	1,809,126
	Total Airlines	$12,725,771

	Auto Manufacturers — 0.4%
1,035,000	JB Poindexter & Co., Inc., 8.75%, 12/15/31 (144A)	$ 1,063,647
	Total Auto Manufacturers	$1,063,647

	Auto Parts & Equipment — 0.5%
1,285,000	Adient Global Holdings, Ltd., 8.25%, 4/15/31 (144A)	$ 1,245,122
	Total Auto Parts & Equipment	$1,245,122

	Banks — 3.9%
315,000(d)(h)	Barclays Plc, 7.625% (5 Year USD Swap Rate + 369 bps)	$ 308,053
EUR2,400,000(d)(h)	CaixaBank S.A., 3.625% (5 Year EUR Swap + 386 bps)	2,384,266
1,175,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	1,294,653
675,000(d)(h)	Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap Rate + 546 bps) (144A)	674,194
1,975,000	KeyBank N.A., 4.90%, 8/8/32	1,887,629
410,000(d)	Toronto-Dominion Bank, 7.25% (5 Year CMT Index + 298 bps), 7/31/84	412,073
1,240,000(d)	Toronto-Dominion Bank, 8.125% (5 Year CMT Index + 408 bps), 10/31/82	1,282,662
495,000(d)(h)	UBS Group AG, 7.125% (5 Year USD Swap Rate + 318 bps) (144A)	486,890
545,000(d)(h)	UBS Group AG, 9.25% (5 Year CMT Index + 476 bps) (144A)	621,955
	Total Banks	$9,352,375

	Biotechnology — 0.3%
EUR745,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 810,711
	Total Biotechnology	$810,711

	Building Materials — 3.7%
1,991,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 2,043,479
The accompanying notes are an integral part of these financial statements.
16Pioneer High Income Fund, Inc. | Annual | 3/31/25

Principal Amount USD ($)		Value
	Building Materials — (continued)
2,211,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	$ 1,348,710
1,140,000	Knife River Corp., 7.75%, 5/1/31 (144A)	1,186,938
3,550,000	Limak Cimento Sanayi ve Ticaret AS, 9.75%, 7/25/29 (144A)	3,517,606
510,000	Quikrete Holdings, Inc., 6.375%, 3/1/32 (144A)	513,238
370,000	Quikrete Holdings, Inc., 6.75%, 3/1/33 (144A)	368,317
	Total Building Materials	$8,978,288

	Chemicals — 5.9%
1,715,000	Celanese US Holdings LLC, 6.95%, 11/15/33	$ 1,792,297
2,250,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	2,375,543
980,000	Mativ Holdings, Inc., 8.00%, 10/1/29 (144A)	844,643
EUR1,355,000	Olympus Water US Holding Corp., 9.625%, 11/15/28 (144A)	1,525,614
2,320,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	2,408,659
2,500,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	2,459,013
EUR1,005,000	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 7/15/28 (144A)	1,139,629
2,000,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	1,710,460
	Total Chemicals	$14,255,858

	Coal — 1.2%
2,795,000	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 8.625%, 6/15/29 (144A)	$ 2,928,836
	Total Coal	$2,928,836

	Commercial Services — 7.7%
20,000	Allied Universal Holdco LLC, 7.875%, 2/15/31 (144A)	$ 20,255
1,645,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 6/1/29 (144A)	1,511,724
1,905,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	1,911,069
1,165,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/30 (144A)	1,136,280
1,652,000	Champions Financing, Inc., 8.75%, 2/15/29 (144A)	1,478,556
1,330,000	EquipmentShare.com, Inc., 8.00%, 3/15/33 (144A)	1,339,211
735,000	EquipmentShare.com, Inc., 8.625%, 5/15/32 (144A)	757,616
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2517

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Commercial Services — (continued)
2,116,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	$ 1,983,957
1,315,000	Garda World Security Corp., 8.375%, 11/15/32 (144A)	1,292,920
319,000	Herc Holdings, Inc., 5.50%, 7/15/27 (144A)	317,662
915,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	844,477
4,155,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	4,158,262
1,093,000	Sotheby's, 7.375%, 10/15/27 (144A)	1,052,352
690,000	Williams Scotsman, Inc., 6.625%, 6/15/29 (144A)	698,083
	Total Commercial Services	$18,502,424

	Computers — 0.2%
365,000	Amentum Holdings, Inc., 7.25%, 8/1/32 (144A)	$ 359,035
	Total Computers	$359,035

	Distribution/Wholesale — 0.9%
705,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 723,150
1,325,000	Windsor Holdings III LLC, 8.50%, 6/15/30 (144A)	1,367,245
	Total Distribution/Wholesale	$2,090,395

	Diversified Financial Services — 11.2%
3,500,000(d)(h)	Air Lease Corp., 4.125% (5 Year CMT Index + 315 bps)	$ 3,322,288
1,725,000(d)	Ally Financial, Inc., 6.184% (SOFR + 229 bps), 7/26/35	1,713,966
140,000	Credito Real S.A.B de CV SOFOM ENR, 8.00%, 1/21/28	17,724
1,500,000	Credito Real S.A.B de CV SOFOM ENR, 9.50%, 2/7/26	188,610
180,000	Freedom Mortgage Holdings LLC, 8.375%, 4/1/32 (144A)	175,878
1,095,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	1,101,913
1,140,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	1,157,715
EUR480,000	Garfunkelux Holdco 3 S.A., 6.75%, 11/1/25 (144A)	358,747
GBP820,000	Garfunkelux Holdco 3 S.A., 7.75%, 11/1/25 (144A)	725,576
350,000	GGAM Finance, Ltd., 7.75%, 5/15/26 (144A)	353,865
1,805,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	1,892,738
The accompanying notes are an integral part of these financial statements.
18Pioneer High Income Fund, Inc. | Annual | 3/31/25

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
3,045,000	Global Aircraft Leasing Co., Ltd., 8.75%, 9/1/27 (144A)	$ 3,095,026
2,900,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 8/15/28 (144A)	2,726,420
845,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	844,555
1,210,000	OneMain Finance Corp., 7.875%, 3/15/30	1,254,133
2,320,000	OneMain Finance Corp., 9.00%, 1/15/29	2,434,633
340,000	Planet Financial Group LLC, 10.50%, 12/15/29 (144A)	341,211
2,405,000	Provident Funding Associates LP/PFG Finance Corp., 9.75%, 9/15/29 (144A)	2,461,368
1,051,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	1,013,289
1,860,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	1,828,817
	Total Diversified Financial Services	$27,008,472

	Electric — 1.5%
1,095,000(d)	AES Corp., 6.95% (5 Year CMT Index + 289 bps), 7/15/55	$ 1,043,462
360,000	Alpha Generation LLC, 6.75%, 10/15/32 (144A)	360,234
1,145,000	Lightning Power LLC, 7.25%, 8/15/32 (144A)	1,178,869
1,045,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	1,108,433
3,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	2,989
	Total Electric	$3,693,987

	Electrical Components & Equipments — 1.3%
2,600,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	$ 2,614,154
520,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	527,378
	Total Electrical Components & Equipments	$3,141,532

	Entertainment — 4.0%
395,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	$ 397,620
1,910,000	Light & Wonder International, Inc., 7.00%, 5/15/28 (144A)	1,909,206
1,910,000	Light & Wonder International, Inc., 7.25%, 11/15/29 (144A)	1,936,152
EUR730,000	Lottomatica Group S.p.A., 7.125%, 6/1/28 (144A)	820,370
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2519

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Entertainment — (continued)
930,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	$ 929,957
2,895,000(i)	Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 4/15/30 (144A)	2,845,081
735,000(i)	Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 11.875%, 4/15/31 (144A)	708,531
	Total Entertainment	$9,546,917

	Food — 0.8%
505,000(g)	Chobani Holdco II LLC, 8.75% (9.50% PIK or 8.75% Cash), 10/1/29 (144A)	$ 548,916
1,215,000	Fiesta Purchaser, Inc., 9.625%, 9/15/32 (144A)	1,248,575
	Total Food	$1,797,491

	Forest Products & Paper — 0.6%
EUR1,400,000	Fedrigoni S.p.A., 6.125%, 6/15/31 (144A)	$ 1,476,862
	Total Forest Products & Paper	$1,476,862

	Healthcare-Products — 0.8%
1,960,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	$ 1,992,597
	Total Healthcare-Products	$1,992,597

	Healthcare-Services — 4.3%
1,014,000	Auna S.A., 10.00%, 12/15/29 (144A)	$ 1,098,400
580,000	CHS/Community Health Systems, Inc., 5.625%, 3/15/27 (144A)	553,854
265,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29 (144A)	235,493
385,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	337,886
3,200,000	Prime Healthcare Services, Inc., 9.375%, 9/1/29 (144A)	3,019,051
4,995,000	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	4,980,603
	Total Healthcare-Services	$10,225,287

	Home Builders — 1.5%
1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 1,135,748
2,285,000	LGI Homes, Inc., 8.75%, 12/15/28 (144A)	2,381,377
	Total Home Builders	$3,517,125

The accompanying notes are an integral part of these financial statements.
20Pioneer High Income Fund, Inc. | Annual | 3/31/25

Principal Amount USD ($)		Value
	Household Products/Wares — 0.7%
2,050,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 1,746,155
	Total Household Products/Wares	$1,746,155

	Insurance — 5.0%
3,800,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 3,840,211
3,075,000(d)	Liberty Mutual Group, Inc., 10.75% (3 Month Term SOFR + 738 bps), 6/15/58 (144A)	3,689,635
2,677,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3,038,623
1,100,000	MetLife, Inc., 10.75%, 8/1/39	1,455,825
	Total Insurance	$12,024,294

	Internet — 2.6%
3,005,000	Acuris Finance US, Inc./Acuris Finance S.a.r.l., 9.00%, 8/1/29 (144A)	$ 2,909,015
3,400,000	ION Trading Technologies S.a.r.l., 9.50%, 5/30/29 (144A)	3,412,872
	Total Internet	$6,321,887

	Iron & Steel — 2.7%
1,855,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 1,910,733
1,721,000	Cleveland-Cliffs, Inc., 7.00%, 3/15/32 (144A)	1,651,416
750,000	Cleveland-Cliffs, Inc., 7.375%, 5/1/33 (144A)	719,651
2,235,000	TMS International Corp., 6.25%, 4/15/29 (144A)	2,080,611
	Total Iron & Steel	$6,362,411

	Leisure Time — 3.9%
215,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 215,063
EUR731,000	Carnival Plc, 1.00%, 10/28/29	697,567
1,000,000	Cruise Yacht Upper HoldCo, Ltd., 11.875%, 7/5/28	1,026,435
203,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	202,574
2,435,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	2,537,796
965,000	NCL Corp., Ltd., 8.125%, 1/15/29 (144A)	1,015,019
360,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	358,848
625,000	SP Cruises Intermediate, Ltd., 11.50%, 3/14/30 (144A)	605,293
2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	2,790,812
	Total Leisure Time	$9,449,407

	Lodging — 3.4%
375,000	Choice Hotels International, Inc., 5.85%, 8/1/34	$ 375,786
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2521

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Lodging — (continued)
2,095,000	Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29 (144A)	$ 2,135,098
1,715,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.625%, 1/15/32 (144A)	1,699,338
1,715,000	Melco Resorts Finance, Ltd., 7.625%, 4/17/32 (144A)	1,706,801
1,505,000	MGM Resorts International, 6.50%, 4/15/32	1,475,788
725,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	730,326
	Total Lodging	$8,123,137

	Media — 4.6%
2,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	$ 2,219,737
2,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	1,070,603
1,925,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	909,563
835,000	CSC Holdings LLC, 11.75%, 1/31/29 (144A)	809,819
1,545,000	Gray Media, Inc., 10.50%, 7/15/29 (144A)	1,609,658
1,057,000	Gray Television, Inc., 7.00%, 5/15/27 (144A)	1,035,887
3,530,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	3,471,730
	Total Media	$11,126,997

	Metal Fabricate/Hardware — 0.5%
1,185,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 1,145,585
	Total Metal Fabricate/Hardware	$1,145,585

	Mining — 3.9%
2,340,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 2,219,883
333,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	332,735
2,840,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	2,907,350
415,000	First Quantum Minerals, Ltd., 9.375%, 3/1/29 (144A)	436,433
692,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	688,549
755,000	Novelis, Inc., 6.875%, 1/30/30 (144A)	765,683
2,010,000	Taseko Mines, Ltd., 8.25%, 5/1/30 (144A)	2,052,150
	Total Mining	$9,402,783

	Miscellaneous Manufacturing — 0.9%
255,000	Axon Enterprise, Inc., 6.125%, 3/15/30 (144A)	$ 257,352
The accompanying notes are an integral part of these financial statements.
22Pioneer High Income Fund, Inc. | Annual | 3/31/25

Principal Amount USD ($)		Value
	Miscellaneous Manufacturing — (continued)
225,000	Axon Enterprise, Inc., 6.25%, 3/15/33 (144A)	$ 227,315
1,670,000	Trinity Industries, Inc., 7.75%, 7/15/28 (144A)	1,731,257
	Total Miscellaneous Manufacturing	$2,215,924

	Oil & Gas — 13.8%
685,000	3R Lux S.a.r.l., 9.75%, 2/5/31 (144A)	$ 714,558
1,105,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, 6/30/29 (144A)	1,078,291
1,890,000	Baytex Energy Corp., 7.375%, 3/15/32 (144A)	1,817,882
2,140,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	2,173,112
699,756	Borr IHC, Ltd./Borr Finance LLC, 10.00%, 11/15/28 (144A)	665,507
528,059	Borr IHC, Ltd./Borr Finance LLC, 10.375%, 11/15/30 (144A)	490,434
180,000	Cenovus Energy, Inc., 6.75%, 11/15/39	194,039
1,225,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	1,264,184
830,000	Civitas Resources, Inc., 8.625%, 11/1/30 (144A)	856,287
1,225,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	1,258,007
885,000	Expand Energy Corp., 4.75%, 2/1/32	837,071
830,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31 (144A)	773,348
915,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	860,541
560,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.25%, 2/15/35 (144A)	534,798
1,330,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	1,278,800
975,000	Kraken Oil & Gas Partners LLC, 7.625%, 8/15/29 (144A)	951,878
2,150,000	Long Ridge Energy LLC, 8.75%, 2/15/32 (144A)	2,076,961
1,010,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	993,186
1,109,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	1,020,824
1,130,000	Noble Finance II LLC, 8.00%, 4/15/30 (144A)	1,129,336
2,010,000	Occidental Petroleum Corp., 4.40%, 4/15/46	1,507,082
692,000	Petroleos Mexicanos, 6.70%, 2/16/32	608,046
579,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	565,677
2,067,000	Shelf Drilling Holdings, Ltd., 9.625%, 4/15/29 (144A)	1,786,525
257,857	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	263,414
1,030,000	Transocean, Inc., 6.80%, 3/15/38	789,207
1,741,000	Transocean, Inc., 8.25%, 5/15/29 (144A)	1,701,784
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2523

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
665,000	Transocean, Inc., 8.50%, 5/15/31 (144A)	$ 646,170
2,075,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,899,922
2,174,000	Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29 (144A)	2,113,503
342,000	YPF S.A., 6.95%, 7/21/27 (144A)	339,600
	Total Oil & Gas	$33,189,974

	Oil & Gas Services — 2.6%
385,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)	$ 385,295
2,583,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	2,584,381
1,301,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	1,331,368
703,000	USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27	703,535
1,290,000	USA Compression Partners LP/USA Compression Finance Corp., 7.125%, 3/15/29 (144A)	1,312,019
	Total Oil & Gas Services	$6,316,598

	Packaging & Containers — 0.6%
1,355,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	$ 1,322,819
	Total Packaging & Containers	$1,322,819

	Pharmaceuticals — 3.3%
1,775,000	Bausch Health Cos., Inc., 6.125%, 2/1/27 (144A)	$ 1,799,850
1,590,000(i)	Bausch Health Cos., Inc., 10.00%, 4/15/32 (144A)	1,580,241
1,005,000(d)	CVS Health Corp., 7.00% (5 Year CMT Index + 289 bps), 3/10/55	1,012,929
2,750,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	2,405,853
579,000+	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	—
1,095,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/29	1,177,797
2,600,000+	Tricida, Inc., 5/15/27	—
	Total Pharmaceuticals	$7,976,670

	Pipelines — 7.5%
1,633,077	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 1,632,825
910,000	DCP Midstream Operating LP, 5.60%, 4/1/44	844,752
1,060,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	1,062,352
The accompanying notes are an integral part of these financial statements.
24Pioneer High Income Fund, Inc. | Annual | 3/31/25

Principal Amount USD ($)		Value
	Pipelines — (continued)
1,524,000(a)	Energy Transfer LP, 7.57% (3 Month Term SOFR + 328 bps), 11/1/66	$ 1,516,380
1,965,000(d)(h)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	1,988,328
270,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	244,629
717,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	667,107
1,845,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 5/15/32	1,858,109
265,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	270,324
421,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	419,745
1,515,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	1,530,154
1,150,000	NuStar Logistics LP, 6.375%, 10/1/30	1,162,668
540,000(d)	South Bow Canadian Infrastructure Holdings, Ltd., 7.50% (5 Year CMT Index + 367 bps), 3/1/55 (144A)	546,330
2,270,000	Summit Midstream Holdings LLC, 8.625%, 10/31/29 (144A)	2,316,676
1,355,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	1,374,351
505,000	Venture Global LNG, Inc., 9.50%, 2/1/29 (144A)	541,517
	Total Pipelines	$17,976,247

	Real Estate — 1.5%
4,000,000	Kennedy-Wilson, Inc., 5.00%, 3/1/31	$ 3,519,920
	Total Real Estate	$3,519,920

	REITS — 2.1%
EUR490,000	Alexandrite Monnet UK Holdco Plc, 10.50%, 5/15/29 (144A)	$ 579,509
2,275,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	1,516,487
365,000	Starwood Property Trust, Inc., 7.25%, 4/1/29 (144A)	374,179
230,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	199,031
2,210,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	2,347,665
	Total REITS	$5,016,871

	Retail — 1.7%
GBP1,320,000	CD&R Firefly Bidco Plc, 8.625%, 4/30/29 (144A)	$ 1,739,212
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2525

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
1,210,000	Cougar JV Subsidiary LLC, 8.00%, 5/15/32 (144A)	$ 1,247,158
1,125,000	LCM Investments Holdings II LLC, 8.25%, 8/1/31 (144A)	1,167,622
	Total Retail	$4,153,992

	Telecommunications — 2.0%
1,495,000	Altice France Holding S.A., 6.00%, 2/15/28 (144A)	$ 437,211
1,169,000	Altice France Holding S.A., 10.50%, 5/15/27 (144A)	341,812
270,000	Altice France S.A., 5.125%, 1/15/29 (144A)	212,113
1,035,000	Connect Finco S.a.r.l./Connect US Finco LLC, 9.00%, 9/15/29 (144A)	943,640
375,000	Iliad Holding SASU, 8.50%, 4/15/31 (144A)	393,286
41,000	Sprint LLC, 7.625%, 3/1/26	41,643
2,405,000	Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/1/31 (144A)	2,448,547
	Total Telecommunications	$4,818,252

	Transportation — 2.2%
2,640,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 2,354,051
1,375,000	Danaos Corp., 8.50%, 3/1/28 (144A)	1,397,729
820,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	742,721
690,000	Star Leasing Co. LLC, 7.625%, 2/15/30 (144A)	663,156
	Total Transportation	$5,157,657

	Total Corporate Bonds (Cost $305,443,799)	$303,222,943

Shares
	Convertible Preferred Stock — 0.4% of Net Assets
	Banks — 0.4%
752(h)	Wells Fargo & Co., 7.50%	$ 903,002
	Total Banks	$903,002

	Total Convertible Preferred Stock (Cost $950,539)	$903,002

The accompanying notes are an integral part of these financial statements.
26Pioneer High Income Fund, Inc. | Annual | 3/31/25

Shares		Value
	Preferred Stock — 0.0%† of Net Assets
	Internet — 0.0%†
129,055	MYT Holding LLC, 10.00%, 6/6/29	$ 50,009
	Total Internet	$50,009

	Total Preferred Stock (Cost $235,605)	$50,009

	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP21,700(c)	Avation Plc, 1/1/59	$ 7,008
	Total Trading Companies & Distributors	$7,008

	Total Right/Warrant (Cost $—)	$7,008

Principal Amount USD ($)
	Insurance-Linked Securities — 4.5% of Net Assets#
	Event Linked Bonds — 1.4%
	Flood – U.S. — 0.2%
250,000(a)	FloodSmart Re, 18.282%, (3 Month U.S. Treasury Bill + 1,400 bps), 3/12/27 (144A)	$ 257,400
250,000(a)	FloodSmart Re, 21.442%, (1 Month U.S. Treasury Bill + 1,715 bps), 3/11/26 (144A)	249,350
		$506,750

	Multiperil – U.S. — 0.6%
250,000(a)	Merna Re II, 11.542%, (3 Month U.S. Treasury Bill + 725 bps), 7/7/27 (144A)	$ 261,450
250,000(a)	Merna Re II, 12.792%, (3 Month U.S. Treasury Bill + 850 bps), 7/7/27 (144A)	255,325
250,000(a)	Mystic Re, 16.282%, (3 Month U.S. Treasury Bill + 1,200 bps), 1/8/27 (144A)	261,600
250,000(a)	Residential Re, 11.292%, (3 Month U.S. Treasury Bill + 700 bps), 12/6/28 (144A)	256,375
250,000(a)	Residential Re, 16.302%, (3 Month U.S. Treasury Bill + 1,202 bps), 12/6/25 (144A)	225,000
		$1,259,750

	Multiperil – U.S. & Canada — 0.2%
250,000(a)	Atlas Re, 16.86%, (SOFR + 1,250 bps), 6/8/27 (144A)	$ 279,075
250,000(a)	Easton Re, 11.792%, (3 Month U.S. Treasury Bill + 750 bps), 1/8/27 (144A)	256,200
		$535,275

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2527

Schedule of Investments  |  3/31/25 (continued)
Principal Amount USD ($)		Value
	Windstorm – Florida — 0.2%
250,000(a)	Marlon Re, 11.292%, (3 Month U.S. Treasury Bill + 700 bps), 6/7/27 (144A)	$ 257,175
250,000(a)	Merna Re II, 13.042%, (3 Month U.S. Treasury Bill + 875 bps), 7/7/27 (144A)	258,600
		$515,775

	Windstorm – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 18.059%, (SOFR + 1,372 bps), 4/24/28 (144A)	$ 256,000
	Windstorm – U.S. — 0.1%
250,000(a)	Bonanza Re, 12.742%, (3 Month U.S. Treasury Bill + 845 bps), 1/8/26 (144A)	$ 255,300
	Total Event Linked Bonds	$3,328,850

Face Amount USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – Massachusetts — 0.1%
350,000(c)(j)+	Portsalon Re 2022, 5/31/28	$ 320,922
	Windstorm – North Carolina — 0.0%†
250,000(j)+	Mangrove Risk Solutions, 4/30/30	$ 4,125
	Windstorm – U.S. Regional — 0.0%†
250,000(c)(j)+	Oakmont Re 2024, 4/1/30	$ 6,415
	Total Collateralized Reinsurance	$331,462

	Reinsurance Sidecars — 3.0%
	Multiperil – U.S. — 0.0%†
500,000(c)(k)+	Harambee Re 2018, 12/31/25	$ 450
600,000(k)+	Harambee Re 2019, 12/31/25	—
		$450

	Multiperil – Worldwide — 3.0%
40,466(k)+	Alturas Re 2022-2, 12/31/27	$ 2,149
1,000,000(c)(j)+	Bantry Re 2025, 12/31/30	916,120
1,000,000(c)(j)+	Berwick Re 2025, 12/31/30	912,213
750,000(c)(j)+	Gleneagles Re 2022, 12/31/27	112,500
1,000,000(c)(j)+	Gullane Re 2025, 12/31/30	795,253
499,318(c)(k)+	Lorenz Re 2019, 6/30/25	3,645
1,000,000(c)(j)+	Merion Re 2022-2, 12/31/27	844,573
500,000(c)(j)+	Pangaea Re 2024-3, 7/1/28	531,343
645(c)(j)+	Sector Re V, 12/1/28 (144A)	14,379
The accompanying notes are an integral part of these financial statements.
28Pioneer High Income Fund, Inc. | Annual | 3/31/25

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
1,290(c)(j)+	Sector Re V, 12/1/28 (144A)	$ 28,758
1,500,000(c)(j)+	Sector Re V, 12/1/29 (144A)	1,523,977
1,500,000(k)+	Thopas Re 2022, 12/31/27	—
1,596,147(k)+	Thopas Re 2023, 12/31/28	1,436
1,596,147(c)(k)+	Thopas Re 2024, 12/31/29	14,685
1,000,000(c)(j)+	Thopas Re 2025, 12/31/30	890,200
500,000(c)(j)+	Torricelli Re 2024, 6/30/30	506,152
		$7,097,383

	Total Reinsurance Sidecars	$7,097,833

	Total Insurance-Linked Securities (Cost $10,968,482)	$10,758,145

Principal Amount USD ($)
	Foreign Government Bond — 0.1% of Net Assets
	Russia — 0.1%
382,800(l)#	Russian Government International Bond, 7.500%, 3/31/30	$ 254,903
	Total Russia	$254,903

	Total Foreign Government Bond (Cost $326,879)	$254,903

Shares
	SHORT TERM INVESTMENTS — 2.4% of Net Assets
	Open-End Fund — 2.4%
5,790,752(m)	Dreyfus Government Cash Management, Institutional Shares, 4.23%	$ 5,790,752
		$5,790,752

	TOTAL SHORT TERM INVESTMENTS (Cost $5,790,752)	$5,790,752

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 145.5% (Cost $351,163,260)	$349,438,127
	OTHER ASSETS AND LIABILITIES — (45.5)%	$(109,220,913)
	net assets — 100.0%	$240,217,214

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2529

Schedule of Investments  |  3/31/25 (continued)
bps	Basis Points.
CMT	Constant Maturity Treasury.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At March 31, 2025, the value of these securities amounted to $265,904,945, or 110.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2025.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2025.
(e)	Security is priced as a unit.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Security is in default.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2025.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2025.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2022-2	4/11/2023	$—	$2,149
Atlas Re	5/24/2024	250,000	279,075
Bantry Re 2025	1/21/2025	926,107	916,120
Berwick Re 2025	1/17/2025	910,239	912,213
Bonanza Re	1/6/2023	250,000	255,300
The accompanying notes are an integral part of these financial statements.
30Pioneer High Income Fund, Inc. | Annual | 3/31/25

Restricted Securities	Acquisition date	Cost	Value
Easton Re	5/16/2024	$247,393	$256,200
FloodSmart Re	2/23/2023	250,000	249,350
FloodSmart Re	2/29/2024	250,000	257,400
Gleneagles Re 2022	1/18/2022	313,226	112,500
Gullane Re 2025	1/22/2025	823,724	795,253
Harambee Re 2018	12/19/2017	8,683	450
Harambee Re 2019	12/20/2018	—	—
International Bank for Reconstruction & Development	5/10/2024	243,507	256,000
Lorenz Re 2019	6/26/2019	70,732	3,645
Mangrove Risk Solutions	7/9/2024	—	4,125
Marlon Re	5/24/2024	250,000	257,175
Merion Re 2022-2	2/22/2022	896,472	844,573
Merna Re II	5/8/2024	250,000	261,450
Merna Re II	5/8/2024	250,000	258,600
Merna Re II	5/8/2024	250,000	255,325
Mystic Re	5/21/2024	249,381	261,600
Oakmont Re 2024	5/23/2024	—	6,415
Pangaea Re 2024-3	7/26/2024	500,000	531,343
Portsalon Re 2022	7/15/2022	283,022	320,922
Residential Re	10/28/2021	250,000	225,000
Residential Re	11/4/2024	250,000	256,375
Russian Government International Bond	6/26/2002	326,879	254,903
Sector Re V	12/4/2023	—	14,379
Sector Re V	12/29/2023	—	28,758
Sector Re V	12/31/2024	1,500,000	1,523,977
Thopas Re 2022	2/7/2022	—	—
Thopas Re 2023	2/15/2023	—	1,436
Thopas Re 2024	2/2/2024	—	14,685
Thopas Re 2025	1/10/2025	1,000,000	890,200
Torricelli Re 2024	7/17/2024	495,996	506,152
Total Restricted Securities			$11,013,048
% of Net assets			4.6%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,701,950	EUR	3,540,000	Bank of America NA	5/22/25	$(136,837)
EUR	5,000,000	USD	5,472,114	Citibank NA	6/26/25	(39,080)
USD	8,514,580	EUR	8,137,500	HSBC Bank USA NA	4/30/25	(298,740)
USD	783,360	GBP	605,000	HSBC Bank USA NA	6/27/25	1,911
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(472,746)
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2531

Schedule of Investments  |  3/31/25 (continued)
SWAP CONTRACTS
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional Amount ($)	Counterparty	Reference Obligation /Index	Pay/ Receive	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation (Depreciation)	Market Value
988,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	6/20/27	$(40,792)	$120,880	$80,088
329,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	6/20/27	(15,479)	42,148	26,669
433,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	6/20/27	(20,384)	55,483	35,099
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION						$(76,655)	$218,511	$141,856
TOTAL SWAP CONTRACTS						$(76,655)	$218,511	$141,856
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
USD — United States Dollar
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended March 31, 2025, aggregated $155,395,242 and $126,889,681, respectively.
At March 31, 2025, the net unrealized depreciation on investments based on cost for federal tax purposes of $351,622,139 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,519,904
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,701,253)
Net unrealized depreciation	$(2,181,349)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
The accompanying notes are an integral part of these financial statements.
32Pioneer High Income Fund, Inc. | Annual | 3/31/25

Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$9,234,795	$—	$9,234,795
Common Stocks
Chemicals	1,549	—	—	1,549
Oil, Gas & Consumable Fuels	79	1,043	—	1,122
Professional Services	—	—	0*	0*
All Other Common Stocks	—	1,158,480	—	1,158,480
Asset Backed Securities	—	1,180,861	—	1,180,861
Collateralized Mortgage Obligations	—	5,689,283	—	5,689,283
Commercial Mortgage-Backed Securities	—	4,646,642	—	4,646,642
Convertible Corporate Bonds	—	6,538,633	—	6,538,633
Corporate Bonds	—	303,222,943	0*	303,222,943
Convertible Preferred Stock	903,002	—	—	903,002
Preferred Stock	—	50,009	—	50,009
Right/Warrant	7,008	—	—	7,008
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	320,922	320,922
Windstorm – North Carolina	—	—	4,125	4,125
Windstorm – U.S. Regional	—	—	6,415	6,415
Reinsurance Sidecars
Multiperil – U.S.	—	—	450	450
Multiperil – Worldwide	—	—	7,097,383	7,097,383
All Other Insurance-Linked Securities	—	3,328,850	—	3,328,850
Foreign Government Bond	—	254,903	—	254,903
Open-End Fund	5,790,752	—	—	5,790,752
Total Investments in Securities	$6,702,390	$335,306,442	$7,429,295	$349,438,127
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2533

Schedule of Investments  |  3/31/25 (continued)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit Agreement(a)	$—	$(108,500,000)	$—	$(108,500,000)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(472,746)	—	(472,746)
OTC swap contracts, at value	—	141,856	—	141,856
Total Other Financial Instruments	$—	$(108,830,890)	$—	$(108,830,890)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
*	Securities valued at $0.
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Common Stocks	Corporate Bonds	Insurance- Linked Securities	Total
Balance as of 3/31/24	$9,205	$—	$10,040,668	$10,049,873
Realized gain (loss)(1)	—	—	(26,080)	(26,080)
Changed in unrealized appreciation (depreciation)(2)	7,882	0**	(938,013)	(930,131)
Accrued Premiums/Discounts	—	—	(5,249,197)	(5,249,197)
Purchases	—	—	6,953,605	6,953,605
Sales	—	—	(3,351,688)	(3,351,688)
Transfers in to Level 3*	8	—	—	8
Transfers out of Level 3*	(17,095)	—	—	(17,095)
Balance as of 3/31/25	$0**	$0**	$7,429,295	$7,429,295
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended March 31, 2025, a security valued at $9,205 was transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine the value. Security valued at $8 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.
**	Securities valued at $0.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at March 31, 2025:	$(443,453)
The accompanying notes are an integral part of these financial statements.
34Pioneer High Income Fund, Inc. | Annual | 3/31/25

Statement of Assets and Liabilities  |  3/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $351,163,260)	$349,438,127
Cash	7,384
Foreign currencies, at value (cost $783,873)	781,065
Swap contracts, at value (net premiums received $76,655)	141,856
Unrealized appreciation on forward foreign currency exchange contracts	1,911
Receivables —
Dividends	26,898
Interest	6,346,462
Other assets	112
Total assets	$356,743,815
LIABILITIES:
Payables —
Credit agreement	$108,500,000
Investment securities purchased	6,814,566
Directors’ fees	217
Interest expense	514,400
Unrealized depreciation on forward foreign currency exchange contracts	474,657
Management fees	69,062
Administrative expenses	2,187
Accrued expenses	151,512
Total liabilities	$116,526,601
NET ASSETS:
Paid-in capital	$372,917,739
Distributable earnings (loss)	(132,700,525)
Net assets	$240,217,214
NET ASSET VALUE PER SHARE:
Based on $240,217,214/29,341,635 common shares	$8.19
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2535

Statement of Operations FOR THE YEAR ENDED 3/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $7,264)	$27,341,737
Dividends from unaffiliated issuers	2,831,121
Total Investment Income		$30,172,858
EXPENSES:
Management fees	$2,107,882
Administrative expenses	69,406
Transfer agent fees	16,804
Stockholder communications expense	41,400
Custodian fees	7,426
Professional fees	135,580
Printing expense	15,561
Officers’ and Directors’ fees	14,415
Insurance expense	6,816
Interest expense	6,500,127
Miscellaneous	83,873
Total expenses		$8,999,290
Net investment income		$21,173,568
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$595,491
Forward foreign currency exchange contracts	357,398
Swap contracts	123,172
Other assets and liabilities denominated in foreign currencies	90,657	$1,166,718
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(2,068,418)
Forward foreign currency exchange contracts	(518,805)
Swap contracts	(26,423)
Other assets and liabilities denominated in foreign currencies	5,882	$(2,607,764)
Net realized and unrealized gain (loss) on investments		$(1,441,046)
Net increase in net assets resulting from operations		$19,732,522
The accompanying notes are an integral part of these financial statements.
36Pioneer High Income Fund, Inc. | Annual | 3/31/25

Statements of Changes in Net Assets
	Year Ended 3/31/25	Year Ended 3/31/24
FROM OPERATIONS:
Net investment income (loss)	$21,173,568	$20,546,657
Net realized gain (loss) on investments	1,166,718	(10,403,507)
Change in net unrealized appreciation (depreciation) on investments	(2,607,764)	26,244,564
Net increase in net assets resulting from operations	$19,732,522	$36,387,714
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
($0.66 and $0.66 per share, respectively)	$(19,365,479)	$(19,438,833)
Total distributions to common stockholders	$(19,365,479)	$(19,438,833)
Net increase in net assets	$367,043	$16,948,881
NET ASSETS:
Beginning of year	$239,850,171	$222,901,290
End of year	$240,217,214	$239,850,171
	Year Ended 3/31/25 Shares	Year Ended 3/31/25 Amount	Year Ended 3/31/24 Shares	Year Ended 3/31/24 Amount
Fund Share Transaction
Shares sold	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Net increase	—	$—	—	$—
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2537

Statement of Cash Flows FOR THE YEAR ENDED 3/31/25
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$19,732,522
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
Purchases of investment securities	$(150,540,138)
Proceeds from disposition and maturity of investment securities	131,390,790
Net sales of short term investments	17,596,180
Net accretion and amortization of discount/premium on investment securities	(1,586,838)
Net realized loss on investments in unaffiliated issuers	(595,491)
Change in unrealized depreciation on investments in unaffiliated issuers	2,068,418
Change in unrealized depreciation on forward foreign currency exchange contracts	518,805
Change in unrealized appreciation on other assets and liabilities denominated in foreign currencies	(5,882)
Changes in unrealized on swaps	26,423
Increase in dividends receivable	(26,898)
Increase in interest receivable	(157,390)
Increase in management fees payable	34,842
Decrease in directors’ fees payable	(366)
Increase in administrative expenses payable	989
Proceeds from swap contracts	(34,457)
Decrease in accrued expenses payable	(39,586)
Net cash and foreign currencies from operating activities	$18,381,923
Cash Flows Used In Financing Activities:
Decrease in interest expense payable	(75,816)
Distributions to stockholders	(19,365,479)
Net cash flows used in financing activities	$(19,441,295)
Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$5,882
NET INCREASE (DECREASE) IN CASH	$(1,053,490)
Cash, Restricted Cash and Foreign Currencies:
Beginning of year*	$1,841,939
End of year*	$788,449
Cash Flow Information:
Cash paid for interest	$6,575,943
*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Year Ended 3/31/25	Year Ended 3/31/24
Cash	$7,384	$1,249,842
Foreign currenices, at value	781,065	592,097
Total cash and foreign currencies shown in the Statement of Cash Flows	$788,449	$1,841,939
The accompanying notes are an integral part of these financial statements
38Pioneer High Income Fund, Inc. | Annual | 3/31/25

Financial Highlights
	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21
Per Share Operating Performance
Net asset value, beginning of period	$8.17	$7.60	$8.93	$9.57	$7.25
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.72	$0.70	$0.69	$0.80	$0.80
Net realized and unrealized gain (loss) on investments	(0.04)	0.53	(1.29)	(0.61)	2.36
Net increase (decrease) from investment operations	$0.68	$1.23	$(0.60)	$0.19	$3.16
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$(0.66)	$(0.66)	$(0.73)*	$(0.83)*	$(0.84)*
Total distributions	$(0.66)	$(0.66)	$(0.73)	$(0.83)	$(0.84)
Net increase (decrease) in net asset value	$0.02	$0.57	$(1.33)	$(0.64)	$2.32
Net asset value, end of period	$8.19	$8.17	$7.60	$8.93	$9.57
Market value, end of period	$7.74	$7.66	$6.63	$8.12	$9.37
Total return at net asset value(b)	9.11%	18.07%	(5.65)%	1.91%	46.08%
Total return at market value(b)	9.98%	26.90%	(9.49)%	(5.35)%	61.52%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(c)	3.71%	4.14%	2.88%	1.61%	1.60%
Net investment income available to stockholders	8.72%	9.02%	8.86%	8.45%	9.10%
Portfolio turnover rate	38%	29%	24%	38%	50%
Net assets, end of period (in thousands)	$240,217	$239,850	$222,901	$261,910	$279,865
Total amount of debt outstanding (in thousands)	$108,500	$108,500	$106,500	$116,500	$123,000
Asset coverage per $1,000 of indebtedness	$3,214	$3,211	$3,093	$3,248	$3,275
*	The amount of distributions made to stockholders during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to stockholders during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the ﬁrst day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reﬂect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Includes interest expense of 2.68%, 3.03%, 1.75%, 0.45% and 0.53% respectively.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Fund, Inc. | Annual | 3/31/2539

Notes to Financial Statements  |  3/31/25
1. Organization and Signiﬁcant Accounting Policies
Pioneer High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2002. Prior to commencing operations on April 26, 2002, the Fund had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
During the periods covered by these financial statements, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital”) serves as the Fund’s investment adviser. See Note 11.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The Fund’s Chief Executive Officer (CEO) has been identified as the Chief Operations Decision Maker (CODM) who assesses performance and allocates resources
40Pioneer High Income Fund, Inc. | Annual | 3/31/25

with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be
Pioneer High Income Fund, Inc. | Annual | 3/31/2541

obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
42Pioneer High Income Fund, Inc. | Annual | 3/31/25

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Fund’s investment adviser. The Fund’s investment adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Fund’s investment adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund's investment adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage backed securities are amortized or accreted in proportion to the monthly paydowns.
Pioneer High Income Fund, Inc. | Annual | 3/31/2543

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of March 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net
44Pioneer High Income Fund, Inc. | Annual | 3/31/25

investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2025, the Fund was permitted to carry forward indefinitely $13,950,721 of short-term losses and $118,955,421 of long-term losses.
During the year ended March 31, 2025, a capital loss carryforward of $885,934 was utilized to offset net realized gains by the Fund.
The tax character of distributions paid during the years ended March 31, 2025 and March 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$19,365,479	$19,438,833
Total	$19,365,479	$19,438,833
The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$4,000,756
Capital loss carryforward	(132,906,142)
Other book/tax temporary differences	(1,613,790)
Net unrealized depreciation	(2,181,349)
Total	$(132,700,525)
The difference between book basis and tax basis unrealized depreciation is primarily attributable to the mark to market on forward foreign currency exchange contracts and credit default swaps, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, adjustments relating to insurance-linked securities, the premium amortization on callable bonds, and adjustments related to perpetual bonds.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between
Pioneer High Income Fund, Inc. | Annual | 3/31/2545

Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
46Pioneer High Income Fund, Inc. | Annual | 3/31/25

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities.
Pioneer High Income Fund, Inc. | Annual | 3/31/2547

Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading
48Pioneer High Income Fund, Inc. | Annual | 3/31/25

market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s investment adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Fund’s investment adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Fund’s investment adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable
Pioneer High Income Fund, Inc. | Annual | 3/31/2549

privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at March 31, 2025 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance
50Pioneer High Income Fund, Inc. | Annual | 3/31/25

investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
During the year ended March 31, 2025, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended March 31, 2025 was $5,693,001 and $10,831,039 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at March 31, 2025 are listed in the Schedule of Investments.
Pioneer High Income Fund, Inc. | Annual | 3/31/2551

I.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs,
52Pioneer High Income Fund, Inc. | Annual | 3/31/25

the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the year ended March 31, 2025 were $0 and $1,750,000, respectively. Open credit default swap contracts at March 31, 2025 are listed in the Schedule of Investments.
J.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Equiniti Trust Company, LLC, formerly known as American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any
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dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage ﬁrm, bank or other nominee, the stockholder can ask the ﬁrm or nominee to participate in the Plan on the stockholder’s behalf. If the ﬁrm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A ﬁrm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
K.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for
54Pioneer High Income Fund, Inc. | Annual | 3/31/25

the year ended March 31, 2025, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Investment Advisory Agreement
The Fund’s investment adviser manages the Fund’s portfolio. During the periods covered by these financial statements, Amundi US served as the Fund's investment adviser. Management fees payable under the Fund’s Investment Management Agreement with Amundi US were calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2025, the management fee was 0.60% of the Fund’s average daily managed assets, which was equivalent to 0.87% of the Fund’s average daily net assets.
Effective April 1, 2025, Victory Capital serves as the Fund's investment adviser under an interim investment advisory agreement (the "Interim Advisory Agreement") (see note 10). The Interim Advisory Agreement will be in effect until the earlier of (i) stockholder approval of a new investment advisory agreement with Victory Capital or (ii) 150 days after April 1, 2025 (August 29, 2025). The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement.  At the end of the 150-day period, Victory Capital will be paid the lesser of (a) its costs incurred in performing its services under the Interim Investment Advisory Agreement and (b) the total amount of the escrow account, plus interest earned, if stockholders of the Fund do not approve a new investment advisory agreement with Victory Capital.
In addition, under the management and administration agreements with Amundi US, certain other services and costs, including accounting, regulatory reporting and insurance premiums, were paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $69,062 in management fees payable to Amundi US at March 31, 2025.
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3. Compensation of Officers and Directors
The Fund paid an annual fee to its Directors. Except for the chief compliance officer, the Fund did not pay any salary or other compensation to its officers. The Fund paid a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Fund’s investment adviser paid the remaining portion of the chief compliance officer’s compensation. For the year ended March 31, 2025, the Fund paid $14,415 in Officers’ and Directors’ compensation, which is reflected on the Statement of Operations as Officers’ and Directors’ fees. At March 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Directors’ fees of $217 and a payable for administrative expenses of $2,187, which includes the payable for Officers’ compensation.
4. Transfer Agent
During the periods covered by these financial statements, Equiniti Trust Company, LLC (“EQ”), formerly known as American Stock Transfer & Trust Company, served as the transfer agent with respect to the Fund’s common shares. The Fund pays EQ an annual fee as is agreed to from time to time by the Fund and EQ for providing such services.
In addition, during the periods covered by the financial statements the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings, and outgoing phone calls.
5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its
56Pioneer High Income Fund, Inc. | Annual | 3/31/25

counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America NA	$—	$—	$—	$—	$—
Citibank NA	—	—	—	—	—
HSBC Bank USA NA	1,911	(1,911)	—	—	—
JPMorgan Chase Bank NA	141,856	—	—	—	141,856
Total	$143,767	$(1,911)	$—	$—	$141,856
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America NA	$136,837	$—	$—	$—	$136,837
Citibank NA	39,080	—	—	—	39,080
HSBC Bank USA NA	298,740	(1,911)	—	—	296,829
JPMorgan Chase Bank NA	—	—	—	—	—
Total	$474,657	$(1,911)	$—	$—	$472,746

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount receivable from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
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Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$1,911	$—	$—
OTC swap contracts, at value	—	141,856	—	—	—
Total Value	$—	$141,856	$1,911	$—	$—
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$474,657	$—	$—
Total Value	$—	$—	$474,657	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2025 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$357,398	$—	$—
Swap contracts	—	123,172	—	—	—
Total Value	$—	$123,172	$357,398	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$(518,805)	$—	$—
Swap contracts	—	(26,423)	—	—	—
Total Value	$—	$(26,423)	$(518,805)	$—	$—
Pioneer High Income Fund, Inc. | Annual | 3/31/2559

7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of March 31, 2025, the Fund had no unfunded loan commitments outstanding.
8. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
Transactions in common shares for the year ended March 31, 2025 and the year ended March 31, 2024, were as follows:
	3/31/25	3/31/24
Shares outstanding at beginning of year	29,341,635	29,341,635
Shares outstanding at end of year	29,341,635	29,341,635
9. Credit Agreement
During the fiscal year ended March 31, 2025, the Fund was a party to a Revolving Credit Facility (the “Credit Agreement”) agreement with The Bank Of New York Mellon. Loans under the Credit Agreement were offered at a daily rate equal to the overnight bank funding rate plus 1%. There is a maximum commitment amount of  $125,000,000 under the Credit Agreement.
At March 31, 2025, the Fund had a borrowing outstanding under the Credit Agreement totaling $108,500,000. The interest rate charged at March 31, 2025 was 5.33%. During the year ended March 31, 2025, the average daily balance was $108,500,000 at an average interest rate of 5.99%. Interest expense of $6,500,127 in connection with the Credit Agreement is included in the Statement of Operations.
Under the Credit Agreement, the Fund was required to fully collateralize its outstanding loan balance as determined by The Bank Of New York Mellon. Pledged assets are denoted on the Schedule of Investments.
The Fund was required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is
60Pioneer High Income Fund, Inc. | Annual | 3/31/25

calculated by subtracting the Fund’s total liabilities not including the credit agreement, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
10. Subsequent Events
Effective April 1, 2025, Amundi US, the Fund’s former investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of Victory Capital (the “Transaction”).
In connection with the Transaction, Fund stockholders were asked to approve a new investment advisory agreement with Victory Capital (the "New Agreement") at a special meeting originally scheduled for March 26, 2025 (the "Postponed Meeting"). The Fund postponed its meeting because it had not obtained a sufficient number of votes to approve the New Agreement.
Because stockholders did not approve the New Agreement prior to the closing of the Transaction, the Fund entered into an interim investment advisory agreement (the "Interim Agreement") with Victory Capital, which was approved by the Board and took effect upon the closing of the Transaction. The Interim Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction (August 29, 2025).
After considering various options for the Fund, the Board has approved, and recommends that stockholders vote for, the liquidation of the Fund.
The Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission ("SEC") with respect to the proposal to liquidate the Fund. Copies of the Fund's proxy statement will also be mailed to each stockholder of record of the Fund. Stockholders are advised to read the Fund's proxy statement when it is available because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available free of charge on the SEC website, www.sec.gov.
In light of the Board's approval of a plan of liquidation for the Fund and its recommendation that stockholders of the Fund vote for liquidation pursuant to the plan, the Postponed Meeting will not be rescheduled.
On May 6, 2025, the Board of the Fund amended the Fund's bylaws to remove Article II, Section 13. That repealed Article II, Section 13 made the Fund subject to the Maryland Control Share Acquisition Act, which had the effect of limiting the voting rights in certain circumstances of a person who acquires more than a certain level of ownership of the Fund's common stock.
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A monthly dividend was declared on April 4, 2025 from undistributed and accumulated net investment income of $0.0550 per share payable April 30, 2025, to stockholders of record on April 17, 2025.
62Pioneer High Income Fund, Inc. | Annual | 3/31/25

Report of Independent Registered Public Accounting Firm
To the Board of Directors and the Stockholders of Pioneer High Income Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2025, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations and cash flows for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended March 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 25, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 30, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
64Pioneer High Income Fund, Inc. | Annual | 3/31/25

Additional Information (unaudited)  |  3/31/25
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 62.01%.
Pioneer High Income Fund, Inc. | Annual | 3/31/2565

Investment Objectives, Principal Investment Strategies and Principal Risks (unaudited)
CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by stockholders or in the principal risk factors associated with investment in the Fund.
INVESTMENT OBJECTIVES
The Fund’s investment objective is a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (“high yield”) debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.
The Fund may invest in insurance-linked securities.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality.
The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Fund’s portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser
66Pioneer High Income Fund, Inc. | Annual | 3/31/25

determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The Adviser’s analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in higher rated securities.
In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the adviser’s judgment, it is advantageous to sell such securities.
High yield securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon,
Pioneer High Income Fund, Inc. | Annual | 3/31/2567

contingent, deferred, payment in kind and auction rate features. The Fund invests in high yield securities with a broad range of maturities.
Convertible securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more that 50% of its total in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Fund considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining whether at least 80% of its assets are invested in high yield debt instruments. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations
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involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).
As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by Standard & Poor’s), or may be unrated investments considered by the Adviser to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the Secured Overnight Financing Rate (SOFR). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.
Distressed securities. The Fund may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by Standard & Poor’s) or which are unrated investments considered by the Adviser to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect
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and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Non-U.S. investments. While the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging market governmental issuers. Emerging markets generally will include, but not be limited to, countries
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included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Illiquid securities. The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund may invest up to 50% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.
Structured securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Mortgage-backed securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) or by agencies to the U.S. government such as the Government National Mortgage Corporation (“GNMA”). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.
The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits (REMIC) pass-through certificates, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS), interest only mortgage-backed
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securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.
Asset-backed securities. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in asset-backed securities may include derivative and structured securities. The Fund may invest in asset-backed securities issued by special entities, such as Fund, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a fund backed by a pool of fixed income securities. The Fund typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of
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credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to stockholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
U.S. government securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or
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instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
Zero coupon securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Investments in equity securities. Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other investment companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”
Other investments. Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.
Derivatives. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange
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contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique
The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Mortgage dollar rolls. The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the Adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
Insurance-linked securities. The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural
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events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The Fund may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund.
Other debt securities. The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These
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securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.
Money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
Repurchase agreements. In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
PRINCIPAL RISKS
General. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.
Market price of Common Shares risk. The Fund’s Common Shares have traded both at a premium and at a discount to its net asset value.
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Common Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after purchase, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.
Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the offering price for the shares.
Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices;
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dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; increased government debt, inflation and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.  In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value.  Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the U.S. has imposed tariffs and other trade barriers on Chinese
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exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally.  The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military.  These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict. If the political climate between the United States and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines, or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be
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determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the fund’s performance.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.
Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this
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happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Risk of illiquid investments. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.
Portfolio selection risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.
Reinvestment risk. Income from the Fund’s portfolio will decline if the Fund invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.
When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the
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Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations. Also the Fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of the lender as well as the borrower.
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks.  The Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.
The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan, and other factors.  Loans may have restrictive covenants that limit the ability of a borrower to further encumber its assets.  If a borrower fails to comply with the covenants included in a loan agreement, the borrower may default in payment of the loan.
Some of the loans in which the Fund may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are
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not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.
Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.
Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.
Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its
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affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.
Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities.  As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Issuer risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
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U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the
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Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in insurance-linked securities. The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. Major natural disasters (such as in the cases of Super Typhoon Goni in the Philippines in 2020, monsoon flooding in China in 2020, Hurricane Irma in Florida and the Caribbean in 2017, Super Storm Sandy in 2012, and Hurricane Ian in Florida in 2022) or commercial and industrial accidents (such as aviation disasters and oil spills) can result in significant losses, and investors in ILS with exposure to such natural or other disasters may also experience substantial losses.  If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.  Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer.  However, a series of major triggering events could cause the failure of a reinsurer.  Similarly, to the extent the Fund invests in ILS for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the ILS held by the Fund will result in substantial losses to the Fund.  The Fund may also invest in insurance-linked securities that are subject to "indemnity triggers."  An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance).  Insurance-linked securities subject to indemnity triggers are
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often regarded as being subject to potential moral hazard, since such  insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, a ceding sponsor might inflate its total claims paid above the ILS trigger level in order to share its losses with investors in the ILS.  Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached.  In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims. There is no way to accurately predict whether a trigger event will occur and, accordingly, event-linked bonds and other insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred.  Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund’s investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.  Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts.  The Fund has limited transparency into the individual contracts underlying certain insurance-linked securities, and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Risks of Investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage
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REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to stockholders. Such distributions may be taxable when distributed to stockholders.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue stockholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU
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and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.  In addition, China's long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund.
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Currency risk. The Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.  Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of
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the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to stockholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Structured securities risk. Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.
Forward foreign currency transactions risk. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of
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the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so.  New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage.  These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.
The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.
Valuation risk. Nearly all of the Fund’s investments are valued using a fair value methodology.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund stockholders from purchasing or selling shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private stockholder information, and result in financial losses to the Fund and its stockholders, regulatory fines, penalties, reputational damage, or additional compliance costs.  New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.
Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking a high level of current income. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction.
Exclusive forum provisions. The Fund’s Bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by the Fund’s stockholders and provide that claims relating to causes of action under the United States federal securities laws may only be brought in the United States District Court for the District of Maryland, Northern Division, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or the Fund’s agents, if any, and could discourage lawsuits against the Fund and its directors, officers and agents, if any.
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The Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on the Fund’s behalf (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of the Fund’s directors, officers or other agents to the Fund or to the Fund’s stockholders, (d) any action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents arising pursuant to any provision of the MGCL or the Fund’s Charter or Bylaws or (e) any other action asserting a claim against the Fund or any of the Fund’s directors, officers or other agents that is governed by the internal affairs doctrine. Furthermore, the Fund’s Bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Maryland, Northern Division shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claim arising under the United States federal securities laws.
These exclusive forum provisions may limit the ability of the Fund’s stockholders to bring a claim in a judicial forum that such stockholders find favorable for disputes with the Fund or the Fund’s directors, officers, or agents, if any, which may discourage such lawsuits against the Fund and the Fund’s directors, officers, and agents, if any. Alternatively, if a court were to find the choice of forum provisions contained in the Fund’s Bylaws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions, which could materially adversely affect the Fund’s business, financial condition, and operating results.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
INVESTMENT RESTRICTIONS
The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a
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meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).
The Fund may not:
(1) Issue senior securities, other than as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(2) Borrow money, other than as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(3) Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.
(4) Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.
(5) Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.
(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Fund’s total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
(8) Concentrate its investments in securities of companies in any particular industry.
All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.
More Information
For more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the Securities and Exchange Commission on
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November 19, 2021. The information in this report supersedes the information in the Fund’s registration statement to the extent there is any inconsistency.
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Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of leverage through borrowings under a credit agreement as of March 31, 2025 as a percentage of the Fund’s total assets (which includes the assets attributable to such leverage), the annual rate of interest on the borrowings as of March 31,2025, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Borrowings under credit agreement as a percentage of total managed assets (including assets attributable to borrowings)	31.11%
Annual effective interest rate payable by Fund on borrowings	5.33%
Annual return Fund portfolio must experience (net of expenses) to cover interest rate on borrowings	1.66%
Common share total return for (10.00)% assumed portfolio total return	(16.92)%
Common share total return for (5.00)% assumed portfolio total return	(9.67)%
Common share total return for 0.00% assumed portfolio total return	(2.41)%
Common share total return for 5.00% assumed portfolio total return	4.85%
Common share total return for 10.00% assumed portfolio total return	12.11%
Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
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This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
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Approval of New Investment Advisory Agreement and Interim Investment Advisory Agreement with Victory Capital Management Inc.
Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s previous investment adviser, has been contributed to Victory Capital Holdings, Inc. (“Victory Capital Holdings”), the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US (the “Amundi US Investment Advisory Agreement”) terminated automatically on April 1, 2025.
In connection with the Transaction, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new investment advisory agreement with Victory Capital (the “New Investment Advisory Agreement”) at a Board meeting held on December 16, 2024, subject to approval by the Fund’s stockholders. As of May 1, 2025, the Fund’s stockholders had not approved the New Investment Advisory Agreement.
At the December 16, 2024 Board meeting, the Board also approved an interim investment advisory agreement with Victory Capital (the “Interim Investment Advisory Agreement”) to take effect upon the closing of the Transaction in the event that additional time was needed to solicit stockholder approval of the New Investment Advisory Agreement.
The Board’s considerations in approving the New Investment Advisory Agreement and the Interim Investment Advisory Agreement are discussed below.
Board Evaluation of the New Investment Advisory Agreement and Interim Investment Advisory Agreement
The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund.
At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board met to consider the Transaction, including the plan to contribute Amundi US to Victory Capital Holdings in exchange for Amundi Asset Management S.A.S. (“Amundi”) becoming a significant shareholder of Victory Capital Holdings, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change
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of control under the 1940 Act that would result in the termination of the Amundi US Investment Advisory Agreement.
At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, and at video conferences of the Independent Directors held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024, the Board or the Independent Directors, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement and the anticipated impacts of the Transaction on the Fund and its stockholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.
To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement.  Before and during the December 16, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory Agreement, the Independent Directors worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its stockholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Directors, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction.  The Board and the Transaction Sub-Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as
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made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.
Prior to voting on the New Investment Advisory Agreement, the Independent Directors reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Directors.  The Independent Directors also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.
The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 and at other Board meetings throughout the prior year.
Among other things, the Directors considered:
(i) that, in the Transaction, Amundi US would be contributed to Victory Capital in exchange for shares of Victory Capital Holdings issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital Holdings, and that Victory Capital and Amundi would establish a long-term reciprocal distribution partnership;
(ii) representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;
(iii) that Victory Capital has informed the Board that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance, legal and other services;
(iv) that Victory Capital informed the Board that the portfolio managers of the Fund were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund was previously managed, and the Board considered the historical investment performance record of the Fund under such investment approach;
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(v) the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;
(vi) that the Fund’s contractual advisory fee rate would remain the same and would not increase by virtue of the New Investment Advisory Agreement;
(vii) the terms and conditions of the New Investment Advisory Agreement, including that the New Investment Advisory Agreement was substantially identical to the Amundi US Investment Advisory Agreement;
(viii) the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement;
(ix) that the Directors had recently approved the continuance of the Amundi US Investment Advisory Agreement with Amundi US at an in-person meeting held on September 17, 2024 and, in connection with the Directors’ review of the Amundi US Investment Advisory Agreement, received and considered full comparative fee and expense data;
(x) Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including fund administration, to the Victory Funds’ service providers following the consummation of the Transaction
(xi) that Victory Capital had agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating
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expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;
(xii) that Victory Capital did not expect to propose any changes to the investment objective(s) of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;
(xiii) that Victory Capital had acquired and integrated several investment management companies;
(xiv) the potential benefits to the stockholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;
(xv) that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;
(xvi) that Victory Capital and Amundi had agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and
(xvii) that the Fund would not bear the costs of obtaining stockholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated.
Certain of these considerations are discussed in more detail below.
The Directors also requested, obtained and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale.  The Directors further considered, materials provided in connection with their review of the Amundi US Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In addition, the Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes,
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including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings.
At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Directors including the Independent Directors voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for the Fund, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in their determinations. The Directors considered the same factors with respect to the Interim Investment Advisory Agreement for the Fund.
Nature, Extent and Quality of Services
The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that were expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective(s) and principal investment strategies of the Fund.
The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital was capable of providing the same level of investment management services provided to the Fund by Amundi US.  The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.
The Directors considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement.
The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified
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under the New Investment Advisory Agreement. The Board also considered Victory Capital’s financial condition, and noted that Victory Capital was expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business.
The Directors considered that Amundi US previously supervised and monitored the performance of the Fund’s service providers and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services.  The Directors also considered that, as administrator, Amundi US was responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs.  The Directors considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US received as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Fund for at least three years following the completion of the Transaction.
The Directors considered that the terms and conditions of the New Investment Advisory Agreement were substantially similar to the terms and conditions of the Amundi US Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Directors considered that the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement.
The Directors received and considered information regarding the Victory Funds’ key service providers, including custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose the transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.
The Directors considered that Victory Capital had advised the Board that, notwithstanding the above, the Transaction was not expected to have a
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material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction.  In that regard, the Directors considered the statements by representatives of Victory Capital that they did not foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction, and also considered the risk management, legal and compliance services that Victory Capital would provide with respect to the Fund.
Based on these considerations, the Directors concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.
Performance of the Fund
In considering the Fund’s performance, the Directors regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  The Directors also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share.  They also discussed the Fund’s performance with Amundi US on a regular basis.  The Directors’ regular reviews and discussions factored into the Directors’ deliberations concerning the approval of the New Investment Advisory Agreement.
In addition, the Board considered that the Fund’s portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise. The Board also considered that no changes were proposed to the Fund’s investment objective(s) or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.
Advisory Fee and Expenses
The Directors noted that the advisory fee rate payable by the Fund was identical under the Amundi US Investment Advisory Agreement and the New Investment Advisory Agreement.  The Directors considered information received in connection with the Directors’ consideration of the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the
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Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.
The Directors considered that the Fund’s advisory fee (based on managed assets) for the Fund’s fiscal year ended March 31, 2024 was in the first quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period.  The Directors considered that the expense ratio (based on managed assets) of the Fund’s common stock for the most recent fiscal year (both including and excluding investment-related expenses) was in the first quintile relative to its Strategic Insight peer group for the comparable period.
The Directors also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time the Transaction closes. The Directors considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount.
The Directors also considered that Victory Capital does not manage closed-end funds except for the Pioneer closed-end funds.
The Directors concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.
Profitability
The Directors considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory
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services proposed to be provided by Victory Capital to the Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund.  The Directors also considered Victory Capital’s profit margins in connection with the overall operation of the Fund.  The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Directors considered Victory Capital’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Directors concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Directors considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund.  Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits
The Directors considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Directors considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Directors further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business. To the extent applicable, the Directors also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Directors noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital.  The Directors considered
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that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Directors considered that this increased size and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets.  The Directors considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition.  The Directors concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement.
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Directors, Officers and Service Providers
Investment Adviser and Administrator
Victory Capital Management Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
Equiniti Trust Company, LLC
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Directors and Officers
The Fund’s Directors and officers as of April 1, 2025 are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 Act (the “1940 Act”) are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors.
The address for all Directors and all officers of the Funds is 60 State Street, Boston, Massachusetts 02109.
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Independent Directors
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Thomas J. Perna (74) Chairman of the Board and Director	Class I Director since 2006. Term expires in 2027.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	43	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – 2023);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
				Commission (2011 – 2015)
John E. Baumgardner, Jr. (74)* Director	Class II Director since 2019. Term expires in 2025.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	43	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-2021)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Diane Durnin (68) Director	Class III Director since 2020. Term expires in 2026.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	43	None
Benjamin M. Friedman (80) Director	Class III Director since 2008. Term expires in 2026.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	43	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Independent Directors (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Craig C. MacKay (62) Director	Class I Director since 2021. Term expires in 2027	Senior Advisor, England & Company, LLC (advisory firm) (2022 – present); Partner, England & Company, LLC (advisory firm) (2012 – 2022); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	43	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
2022); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Lorraine H. Monchak (68) Director	Class II Director since 2015. Term expires in 2025.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	43	None
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Independent Directors (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
Fred J. Ricciardi (78) Director	Class I Director since 2014. Term expires in 2027.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	43	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Directors of the Fund.
116Pioneer High Income Fund, Inc. | Annual | 3/31/25

Interested Director
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Director During At Least The Past Five Years
David C. Brown (52)** Director	Class III Director since 2025. Term expires in 2026.	Chief Executive Officer and Chairman (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019- present)	159	None
** Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Pioneer High Income Fund, Inc. | Annual | 3/31/25117

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Thomas Dusenberry (47) President	Since 2025. Serves at the discretion of the Board	Director, Fund Administration, Victory Capital; Treasurer and Principal Financial Officer (May 2023-present); Manager, Fund Administration, Victory Capital; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021)and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as President of Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
118Pioneer High Income Fund, Inc. | Annual | 3/31/25

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Scott A. Stahorsky (55) Vice President	Since 2025. Serves at the discretion of the Board	Director, Third-Party Dealer Services & Reg Administration, Fund Administration, Victory Capital (2023-present); Vice President, Victory Capital Transfer Agency, Inc. (2023- present); Manager, Fund Administration, the Adviser 2015- 2023). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds , Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Patricia McClain (62) Secretary	Since 2025. Serves at the discretion of the Board	Director, Regulatory Administration, Fund Administration, Victory Capital (2019-present). Ms. McClain also serves as Secretary of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Pioneer High Income Fund, Inc. | Annual | 3/31/25119

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Carol D. Trevino (59) Treasurer	Since 2025. Serves at the discretion of the Board	Director, Financial Reporting, Fund Administration (2023- present); Director, Accounting and Finance, Victory Capital (2019-2023); Accounting/ Financial Director, USAA (2013-2019). Ms. Trevino also serves as Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
Christopher Ponte (40) Assistant Treasurer	Since 2025. Serves at the discretion of the Board	Director, Fund and Broker Dealer Finance, Fund Administration, (2023- present); Victory Capital Transfer Agency, Inc. (2023- present); Manager, Fund Administration, Victory Capital (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
120Pioneer High Income Fund, Inc. | Annual | 3/31/25

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Number of Portfolios in Victory Fund Complex Overseen	Other Directorships Held by Officer During At Least The Past Five Years
Sean Fox (48) Chief Compliance Officer	Since 2025. Serves at the discretion of the Board	Sr. Compliance Officer, Victory Capital (2019-Present); Compliance Officer, Victory Capital (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds	159	None
D. Brent Rowse (43) Anti-Money Laundering Officers and Identity Theft Officer	Since 2025. Serves at the discretion of the Board	Sr. Compliance Officer, Victory Capital (2023-present); Compliance Officer, Victory Capital (2019-2023). Mr. Rowse also serves as the Anti-Money Laundering Compliance Officer and Identity Theft Officer for Victory Portfolios, Victory Portfolios II, Victory Portfolios III, Victory Portfolios IV, Victory Variable Insurance Funds, Victory Variable Insurance Funds II and Pioneer closed-end funds and the Anti-Money Laundering Compliance Officer for Victory Capital Services, Inc.	159	None
Pioneer High Income Fund, Inc. | Annual | 3/31/25121

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call Equiniti Trust Company, LLC (EQ) for:

Account Information1-800-710-0935
Or write to EQ:

ForWrite to
General inquiries, lost dividend checks,Equiniti Trust
change of address, lost stock certificates,Company, LLC
stock transferOperations Center
6201 15th Ave.
Brooklyn, NY 11219
Dividend reinvestment plan (DRIP) Equiniti Trust
Company, LLC
Wall Street Station
P.O. Box 922
New York, NY 10269-0560
Websitehttps://equiniti.com/us
For additional information, please contact your investment adviser or visit our web site www.pioneerinvestments.com.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Victory Capital Management Inc.
60 State Street
Boston, MA 02109
vcm.com
© 2025 Victory Capital Management Inc. 19206-19-0525

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $44,900 payable to Deloitte & Touche LLP for the year ended March 31, 2025 and $43,900 for the year ended March 31, 2024.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Deloitte & Touche LLP for tax services of $9,000 and $10,500 to Ernst & Young LLP for during the fiscal years ended March 31, 2025 and 2024, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2025 or 2024.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting • Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2025 and 2024, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Deloitte & Touche LLP for tax services of $9,000 and $10,500 to during the fiscal years ended March 31, 2025 and 2024, respectively.

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Included in Item 1

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

N/A

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Directors’ fees paid by the Fund are within Item 1. Statement of Operations as Directors’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

Approval of New Investment Advisory Agreement and Interim Investment Advisory Agreement with Victory Capital Management Inc.

Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s previous investment adviser, has been contributed to Victory Capital Holdings, Inc. (“Victory Capital Holdings”), the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). As a result of the Transaction, the Fund’s investment advisory agreement with Amundi US (the “Amundi US Investment Advisory Agreement”) terminated automatically on April 1, 2025. In connection with the Transaction, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new investment advisory agreement with Victory Capital (the “New Investment Advisory Agreement”) at a Board meeting held on December 16, 2024, subject to approval by the Fund’s stockholders. As of May 1, 2025, the Fund’s stockholders had not approved the New Investment Advisory Agreement. At the December 16, 2024 Board meeting, the Board also approved an interim investment advisory agreement with Victory Capital (the “Interim Investment Advisory Agreement”) to take effect upon the closing of the Transaction in the event that additional time was needed to solicit stockholder approval of the New Investment Advisory Agreement. The Board’s considerations in approving the New Investment Advisory Agreement and the Interim Investment Advisory Agreement are discussed below.

Board Evaluation of the New Investment Advisory Agreement and Interim Investment Advisory Agreement

The Board evaluated the Transaction and the New Investment Advisory Agreement and Interim Investment Advisory Agreement for the Fund. At in-person meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, and December 16, 2024, the Board met to consider the Transaction, including the plan to contribute Amundi US to Victory Capital Holdings in exchange for Amundi Asset Management S.A.S. (“Amundi”) becoming a significant shareholder of Victory Capital Holdings, and to establish a long-term reciprocal distribution partnership between Amundi and Victory Capital. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Amundi US Investment Advisory Agreement. At these meetings, which included meetings of the full Board and separate meetings of the Independent Directors, and at video conferences of the Independent Directors held on May 23, 2024, June 24, 2024, August 19, 2024, October 29, 2024 and December 9, 2024, the Board or the Independent Directors, as the case may be, considered, among other things, whether it would be in the best interests of the Fund and its stockholders to approve the New Investment Advisory Agreement. To assist the Board in its consideration of the New Investment Advisory Agreement and the anticipated impacts of the Transaction on the Fund and its stockholders, Victory Capital provided materials and information about Victory Capital, including its financial condition and asset management capabilities and organization, and Victory Capital and Amundi provided materials and information about the proposed Transaction between Victory Capital and Amundi.

To assist the Board in its consideration of the New Investment Advisory Agreement, Victory Capital provided extensive information to the Board regarding the Transaction and the investment advisory services to be provided by Victory Capital under the New Investment Advisory Agreement. Before and during the December 16, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the New Investment Advisory Agreement, the Independent Directors worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Board’s requests for information sought information relevant to the Board’s consideration of the New Investment Advisory Agreement and other anticipated impacts of the Transaction on the Fund and its stockholders. In addition, the Board formed a Transaction Sub-Committee, comprised solely of Independent Directors, to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction. The Board and the Transaction Sub- Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the New Investment Advisory Agreement and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the New Investment Advisory Agreement and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, as well as made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings. Prior to voting on the New Investment Advisory Agreement, the Independent Directors reviewed the Transaction and the New Investment Advisory Agreement with representatives of Amundi US and Victory Capital, counsel to the Fund and counsel to the Independent Directors. The Independent Directors also reviewed the Transaction and the New Investment Advisory Agreement with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Fund were present.

The Board’s evaluation of the New Investment Advisory Agreement reflected the information provided specifically in connection with its review of the New Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the renewal of the Amundi US Investment Advisory Agreement at inperson meetings held on September 17, 2024 and at other Board meetings throughout the prior year.

Among other things, the Directors considered:

(i) that, in the Transaction, Amundi US would be contributed to Victory Capital in exchange for shares of Victory Capital Holdings issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital Holdings, and that Victory Capital and Amundi would establish a longterm reciprocal distribution partnership;

(ii) representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;

(iii) that Victory Capital has informed the Board that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance, legal and other services;

(iv) that Victory Capital informed the Board that the portfolio managers of the Fund were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a planned Victory Capital investment franchise, managing the Fund using the same investment approach under which the Fund was previously managed, and the Board considered the historical investment performance record of the Fund under such investment approach;

(v) the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;

(vi) that the Fund’s contractual advisory fee rate would remain the same and would not increase by virtue of the New Investment Advisory Agreement;

(vii) the terms and conditions of the New Investment Advisory Agreement, including that the New Investment Advisory Agreement was substantially identical to the Amundi US Investment Advisory Agreement;

(viii) the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement;

(ix) that the Directors had recently approved the continuance of the Amundi US Investment Advisory Agreement with Amundi US at an inperson meeting held on September 17, 2024 and, in connection with the Directors’ review of the Amundi US Investment Advisory Agreement, received and considered full comparative fee and expense data;

(x) Victory Capital’s plans to propose to transition from certain of the Fund’s current service providers, including fund administration, to the Victory Funds’ service providers following the consummation of the Transaction

(xi) that Victory Capital had agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;

(xii) that Victory Capital did not expect to propose any changes to the investment objective(s) of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(xiii) that Victory Capital had acquired and integrated several investment management companies;

(xiv) the potential benefits to the stockholders of the Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital that may be achieved from the Transaction;

(xv) that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;

(xvi) that Victory Capital and Amundi had agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Fund; and

(xvii) that the Fund would not bear the costs of obtaining stockholder approval of the New Investment Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated. Certain of these considerations are discussed in more detail below. The Directors also requested, obtained and considered the following information in connection with their evaluation of the Transaction and the New Investment Advisory Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Investment Advisory Agreement; and (ii) the Fund’s advisory fees and total expense ratios, the financial statements of Victory Capital, a profitability analysis provided by Victory Capital, and an analysis from Victory Capital as to possible economies of scale. The Directors further considered, materials provided in connection with their review of the Amundi US Investment Advisory Agreement, including, for the Fund, information regarding the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In addition, the Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings.

At the December 16, 2024, meeting, based on their evaluation of the information provided by Victory Capital and Amundi US, the Directors including the Independent Directors voting separately, approved the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund. In considering the New Investment Advisory Agreement for the Fund, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in their determinations. The Directors considered the same factors with respect to the Interim Investment Advisory Agreement for the Fund.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund and that were expected to be provided by Victory Capital to the Fund following the consummation of the Transaction, taking into account the investment objective(s) and principal investment strategies of the Fund.

The Board considered information provided by Victory Capital regarding its business and operating structure, scale of operations, leadership and reputation. The Board also considered the capabilities, resources, and personnel of Victory Capital, in order to determine whether Victory Capital was capable of providing the same level of investment management services provided to the Fund by Amundi US. The Board received information regarding Victory Capital’s plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a Victory Capital investment franchise. The Board noted that it had considered the qualifications of the portfolio managers at Amundi US at its September 17, 2024 Meeting.

The Directors considered Victory Capital’s representation that there would be no change to the investment approach under which the Fund would be managed under the New Investment Advisory Agreement. The Board considered the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services specified under the New Investment Advisory Agreement. The Board also considered Victory Capital’s financial condition, and noted that Victory Capital was expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its investment management business. The Directors considered that Amundi US previously supervised and monitored the performance of the Fund’s service providers and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations, and considered the personnel and resources that Victory Capital proposed to provide with respect to such services. The Directors also considered that, as administrator, Amundi US was responsible for the administration of the Fund’s business and other affairs and that, post-Transaction, Victory Capital would be responsible for the administration of the Fund’s business and other affairs. The Directors considered that the fees Victory Capital would charge for administration services are higher than the fees that Amundi US received as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Fund for at least three years following the completion of the Transaction. The Directors considered that the terms and conditions of the New

Investment Advisory Agreement were substantially similar to the terms and conditions of the Amundi US Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Directors considered that the terms of the Interim Investment Advisory Agreement (including fees) also are substantially the same as the terms of the Amundi US Investment Advisory Agreement, that the Interim Investment Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction, and that investment advisory fees payable under the Interim Investment Advisory Agreement will be held in escrow during the term of the Interim Investment Advisory Agreement.

The Directors received and considered information regarding the Victory Funds’ key service providers, including custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Fund’s current service providers, and Victory Capital’s plans to propose the transition from certain of the Fund’s current service providers to the Victory Funds’ service providers following the consummation of the Transaction.

The Directors considered that Victory Capital had advised the Board that, notwithstanding the above, the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment advisory, risk management, administrative, compliance, legal and other services, as a result of the Transaction. In that regard, the Directors considered the statements by representatives of Victory Capital that they did not foresee major changes in the day-to-day investment management operations of the Fund as a direct result of the Transaction, and also considered the risk management, legal and compliance services that Victory Capital would provide with respect to the Fund.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that are proposed to be provided by Victory Capital to the Fund would be satisfactory and consistent with the terms of the Investment Advisory Agreement.

Performance of the Fund

In considering the Fund’s performance, the Directors regularly reviewed and discussed throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly considered the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discussed the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions factored into the Directors’ deliberations concerning the approval of the New Investment Advisory Agreement.

In addition, the Board considered that the Fund’s portfolio managers were expected to continue to act as portfolio managers of the Fund following the consummation of the Transaction as members of Pioneer Investments, a Victory Capital investment franchise. The Board also considered that no changes were proposed to the Fund’s investment objective(s) or principal investment strategies in connection with the Transaction and the New Investment Advisory Agreement.

Advisory Fee and Expenses

The Directors noted that the advisory fee rate payable by the Fund was identical under the Amundi US Investment Advisory Agreement and the New Investment Advisory Agreement. The Directors considered information received in connection with the Directors’ consideration of the renewal of the Amundi US Investment Advisory Agreement at in-person meetings held on September 17, 2024 showing the fees and expenses of the Fund in comparison to the advisory fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s advisory fee (based on managed assets) for the Fund’s fiscal year ended March 31, 2024 was in the first quintile relative to the advisory fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common stock for the most recent fiscal year (both including and excluding investment-related expenses) was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Directors also considered Victory Capital’s contractual commitment under the expense limitation agreement to waive fees and/or reimburse expenses for at least three years after the closing of the Transaction, so that the Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Fund after application of expense limitation arrangements currently in effect for the Fund, if any, or (ii) the total net annual operating expenses of the Fund as of the end of the Fund’s most recent fiscal year, at the time the Transaction closes. The Directors considered that the expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount. The Directors also considered that Victory Capital does not manage closedend funds except for the Pioneer closed-end funds. The Directors concluded that the advisory fee payable by the Fund to Victory Capital under the New Investment Advisory Agreement was reasonable in relation to the nature and quality of the services to be provided by Victory Capital.

Profitability

The Directors considered information provided by Victory Capital regarding the estimated profitability of Victory Capital with respect to the advisory ervices proposed to be provided by Victory Capital to the Fund, including the methodology used by Victory Capital in allocating certain of its costs to the management of the Fund. The Directors also considered Victory Capital’s profit margins in connection with the overall operation of the Fund. The Board considered the investments Victory Capital expected to make to support and grow the Pioneer funds brand and the costs to integrate the Amundi US/Pioneer Funds business into Victory Capital. The Board also considered information regarding Victory Capital’s profit margins with respect to the funds it currently manages. The Board considered Victory Capital’s representation that the fully integrated Amundi US/Pioneer Funds business, including investments to support ongoing growth, was expected to have a positive impact on Victory Capital’s overall financial profitability. The Directors considered Victory Capital’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Victory Capital’s estimated profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Victory Capital may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Directors considered the other benefits that Victory Capital may enjoy from its relationship with the Fund. The Directors considered the character and amount of fees to be paid by the Fund, other than under the New Investment Advisory Agreement, for services to be provided by Victory Capital and its affiliates. The Directors further considered the revenues and profitability of Victory Capital’s businesses other than the Fund business.

To the extent applicable, the Directors also considered the potential benefits to the Fund and to Victory Capital and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors noted that the completion of the Transaction would result in a long-term reciprocal distribution partnership between Amundi and Victory Capital, and that Victory Capital may benefit from Amundi’s ability to market the services of Victory Capital globally, including in an increase of the overall scale of Victory Capital. The Directors considered that the Transaction, if completed, would significantly increase Victory Capital’s assets under management and expand Victory Capital’s investment capabilities. The Directors considered that this increased size and diversification could facilitate Victory Capital’s continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. The Directors considered that Victory Capital and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition. The Directors concluded that any such benefits received by Victory Capital as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

H-12 PROXY VOTING

BACKGROUND AND RISKS

Voting rights associated with security ownership are closely related to the discretionary asset management services VCM provides to its clients. Therefore, VCM should be capable of accepting and exercising voting authority on behalf of clients with the same standard of care, skill, prudence, and diligence it is subject to when exercising its investment authority on behalf of clients. Further, in order to exercise voting authority on behalf of clients, VCM must comply with Rule 206(4)-6 of the Advisers Act (the “proxy rule”) and Rule 14Ad-1 of the Securities and Exchange Act of 1934 (the “proxy reporting rule”). The proxy rule requires VCM to adopt and implement written policies and procedures designed to ensure it votes securities in the best interest of clients including managing material conflicts of interest between VCM and its clients, to disclose to clients a summary of its proxy voting policies and procedures, how they may obtain a copy of these procedures, and information about how VCM voted their securities. The proxy reporting rule requires certain investment managers to report their proxy voting record annually on Form N-PX with respect to certain votes on executive compensation. Inability to accept and exercise voting authority on behalf of clients or failure to comply with the proxy rule or proxy reporting rule could result in violations of securities law, breach of fiduciary duty, client harm, or damage to VCM’s reputation.

POLICY

VCM will establish policies and procedures and retain resources necessary to ensure it is capable of exercising voting authority on behalf of clients according to the same standard of care with which it exercises investment authority. Because VCM will exercise voting authority, it will comply with the proxy rule and the proxy reporting rule and must vote securities in the best interest of clients.

For purposes of this policy, voting in the best interest of clients means using complete and accurate information to vote with the objective of increasing the long-term economic value of client assets. Similar to investment decision making, voting decisions are qualitative in nature and VCM will consider a variety of factors to arrive at vote decisions. Further a voting decision in the same security may be different between clients for the same reasons VCM clients are invested in different securities. For example, client agreements, investment strategies, or specific investment franchise views on ballot proposals may cause the same security to be voted in a different manner across VCM’s client base.

VCM will vote all securities over which it has authority, provided the client has voting rights and there is sufficient time and information available to make informed decisions. VCM will take reasonable steps to obtain appropriate and timely information.

In situations where voting may impact the ability to trade a security (e.g., shareblocking), VCM will not vote unless it determines that voting is in a client’s best interest.

For a copy of the guidelines (as defined below) please visit VCM’s website at https://investor.vcm.com/policies. To obtain information on specific proxies voted by VCM, clients may contact their VCM client manager or email an inquiry to client_service_team@vcm.com.

VCM will create, maintain, and retain appropriate records related to voting client securities.

LIST OF REQUIRED CONTROLS

•	Proxy Voting Committee (the “committee”)

•	Client Investment Management Agreements (“IMAs”)

•	Third-party proxy firm (“proxy firm”)

•	M-19 Vendor Due Diligence and Oversight (“vendor oversight policy”)

•	Proxy voting guidelines

•	Annual committee guideline review

•	Form ADV, Part 2A

•	M-13 Record Retention and Destruction, Appendix A (“recordkeeping requirements”)

CONTROL IMPLEMENTATION PROCEDURES

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The committee will consist of members with experience related to the functional areas applicable to voting client securities including responsible investing, investment management, operations, and compliance. The committee is responsible for exercising VCM’s fiduciary responsibilities related to voting client securities including voting in the best interests of clients and identifying and managing conflicts of interest. The committee will be active, keep a charter, and maintain records that demonstrate adequate execution of its responsibilities.

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When a client enters into an advisory relationship with VCM, proxy voting roles and responsibilities between the client and VCM will be fully disclosed. Responsibilities delegated to VCM will be communicated to the committee and the committee will be responsible for implementing voting requirements in accordance with each IMA.

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In order to support its fiduciary duty related to voting client securities and comply with the proxy rule and proxy reporting rule, VCM will retain, and the committee will oversee a third-party proxy advisory firm (“proxy firm”) to provide both administrative and advisory services related to voting client securities. In relation to the proxy reporting rule, the proxy firm will provide draft filings in the appropriate format. The Business Owner of this policy is responsible for ensuring the accuracy of the filing. The Compliance Owner is responsible for ensuring the report is filed in a timely manner and complies with the proxy reporting rule. Selection and ongoing oversight of the proxy firm will be conducted in accordance with the vendor oversight policy. The Sponsor, as defined in the vendor oversight policy, must be a member of the committee. Currently, VCM retains Institutional Shareholder Services Inc. as its proxy firm.

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The committee will adopt written proxy voting guidelines authored by the proxy firm (“guidelines”). These guidelines can be used as standing instructions on how the proxy firm must vote ballots provided that the committee must:

•	Have the ability to customize the guidelines.

•	Retain the ability to override the guidelines on individual ballot proposals at the client level.

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Review the guidelines at least annually, implement customizations based on this review, and submit a written memo to the compliance committee documenting the results of the annual review that includes the name of the proxy firm, links to the specific guidelines adopted, and a description of customizations made.

•	Make the memo available to clients upon request.

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The purpose of the guidelines is 1) to benefit from the specialized expertise related to voting securities provided by the proxy firm and to provide an independent source to resolve conflicts of interest identified between VCM and its clients. For the first purpose, the committee will take into account the guidelines but will have ultimate responsibility for voting decisions. The committee will, in its discretion, rely on additional sources such as portfolio manager input to ensure the voting decisions it makes are in the best interest of specific clients. If the guidelines are silent on any pending ballot proposal, the committee will exercise its voting responsibility with due care and document the rationale for the vote decision. For the second purpose, if the committee identifies a conflict of interest between VCM and clients, the committee must vote in accordance with the guidelines unless the rationale for deviating from guidelines has unanimous consent from the committee and is put in writing, including an analysis of how the conflict of interest is eliminated, mitigated, or disclosed.

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The proxy firm will provide technology-based platform that provides operational controls over voting securities that include, at minimum, ballot reconciliation, casting complete ballots in a timely manner and in accordance with adopted written guidelines, ability to adjust or override a vote based on committee input, and reporting capabilities that support compliance with the proxy reporting rule and VCM’s need to oversee the proxy firm and report internally and externally. The committee is responsible for ensuring these controls are operating as intended though must, at minimum, develop reporting designed to ensure all eligible client accounts are properly set up and configured on the proxy firm’s platform and that the proxy firm is voting securities in accordance with the guidelines and this policy. Such reports should be reviewed by the committee at regular intervals and any exceptions should be referred to the LCR department.

•	The disclosures required under the proxy rule will be contained in VCM’s Form ADV, Part 2A and will be delivered to clients at the time and frequency required by regulation.

•	The committee will be familiar with the recordkeeping requirements related to voting client securities and will maintain records and ensure the proxy firm maintains records for the required periods.

Compliance Policy Executive Summary

Policy Name:	H-12 Proxy Voting Policy

Applicability:	Victory Capital Management Inc. (“VCM”)

Category:	Investments - General

Compliance Owner:	Chief Compliance Officer, VCM

Business Owner:	Director of Responsible Business, VCM

Effective Date:	June 30, 2024

Executive Summary:	Policy and procedures governing the voting of client securities

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio managers

Other accounts managed by the portfolio managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Andrew Feltus	Other Registered Investment Companies	6	$4,165,870	N/A	N/A
	Other Pooled Investment Vehicles	25	$6,460,302	13	$3,790,788
	Other Accounts	4	$1,160,188	1	$863,763
Matthew Shulkin	Other Registered Investment Companies	3	$602,187	N/A	N/A
	Other Pooled Investment Vehicles	21	$2,464,835	11	$1,276,063
	Other Accounts	2	$245,492	N/A	N/A
Kenneth Monaghan	Other Registered Investment Companies	5	$1,822,621	N/A	N/A
	Other Pooled Investment Vehicles	23	$2,833,072	12	$1,458,511
	Other Accounts	3	$306,666	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

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A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

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A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

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A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

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A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

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If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

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Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the ICE BofA U.S. High Yield Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

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Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

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Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

The following table indicates as of March 31, 2025 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Feltus	C
Matthew Shulkin	A
Kenneth Monaghan	C

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Income Fund, Inc.

By (Signature and Title)* /s/ Thomas Dusenberry

Thomas Dusenberry, President and Principal Executive Officer

Date July 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas Dusenberry

Thomas Dusenberry, President and Principal Executive Officer

Date July 21, 2025

By (Signature and Title)* /s/ Carol D. Trevino

Carol D. Trevino, Treasurer Principal Financial Officer

Date July 21, 2025

*	Print the name and title of each signing officer under his or her signature.